SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Sykes Enterprises, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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400 North Ashley Drive
Tampa, Florida 33602
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 23, 2006
To the Shareholders of Sykes Enterprises, Incorporated:
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Sykes Enterprises, Incorporated (the “Company”) will be held at the Tampa Marriott Waterside, 700 South Florida Avenue, Tampa, Florida, on Tuesday, May 23, 2006, at 9:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1. To elect 3 directors to hold office until the 2009 Annual Meeting of Shareholders;

2. To approve amendments to the 2001 Equity Incentive Plan;

3. To approve the performance criteria under the 2001 Equity Incentive Plan;

4. To approve amendments to the Deferred Compensation Plan;

5. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company; and

6. To transact any other business as may properly come before the Annual Meeting.
      Only shareholders of record as of the close of business on April 13, 2006, will be entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Information relating to the matters to be considered and voted on at the Annual Meeting is set forth in the proxy statement accompanying this Notice.

By Order of the Board of Directors,

James T. Holder
Secretary
April 19, 2006
YOUR VOTE IS IMPORTANT
      To assure your representation at the Annual Meeting, please vote on the matters to be considered at the Annual Meeting by completing the enclosed proxy and mailing it promptly in the enclosed envelope. If your shares are held in street name by a brokerage firm, bank or other nominee, the nominee will supply you with a proxy card to be returned to it. It is important that you return the proxy card as quickly as possible so that the nominee may vote your shares. If your shares are held in street name by a nominee, you may not vote such shares in person at the Annual Meeting unless you obtain a power of attorney or legal proxy from such nominee authorizing you to vote the shares, and you present this power of attorney or proxy at the Annual Meeting.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 23, 2006
2006 ANNUAL MEETING OF SHAREHOLDERS
SHAREHOLDERS ENTITLED TO VOTE
PROPOSAL 1: ELECTION OF DIRECTORS
DIRECTORS STANDING FOR ELECTION AT THE 2006 ANNUAL MEETING CLASS III --TERM EXPIRES AT THE 2009 ANNUAL MEETING
DIRECTORS WHOSE TERMS OF OFFICE CONTINUE
CLASS I -- TERM EXPIRES AT THE 2008 ANNUAL MEETING
PROPOSAL 2: AMENDMENT OF THE SYKES ENTERPRISES, INCORPORATED 2001 EQUITY INCENTIVE PLAN
PROPOSAL 3: APPROVAL OF USE OF CERTAIN PERFORMANCE CRITERIA UNDER THE SYKES ENTERPRISES INCORPORATED 2001 EQUITY INCENTIVE PLAN
PROPOSAL 4: AMENDMENT OF THE SYKES ENTERPRISES, INCORPORATED DEFERRED COMPENSATION PLAN
PROPOSAL 5 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
BOARD OF DIRECTORS
COMMUNICATIONS WITH OUR BOARD
CORPORATE GOVERNANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PRINCIPAL SHAREHOLDERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EMPLOYMENT AGREEMENTS
EQUITY COMPENSATION PLAN INFORMATION
COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
OTHER MATTERS

400 North Ashley Drive
Tampa, Florida 33602
PROXY STATEMENT
FOR
2006 ANNUAL MEETING OF SHAREHOLDERS
      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sykes Enterprises, Incorporated (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Tampa Marriott Waterside, 700 South Florida Avenue, Tampa, Florida, on Tuesday, May 23, 2006, at 9:00 a.m., Eastern Daylight Savings Time, or any adjournment or postponement of the Annual Meeting.
      This Proxy Statement and the annual report to shareholders of the Company for the year ended December 31, 2005, are first being mailed on or about April 21, 2006, to shareholders entitled to vote at the Annual Meeting.
SHAREHOLDERS ENTITLED TO VOTE
      The record date for the Annual Meeting is April 13, 2006. Only shareholders of record as of the close of business on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. As of the record date, 39,444,265 shares of common stock were outstanding and entitled to vote at the Annual Meeting.
      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Bylaws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting are present in person or represented by proxy. At the Annual Meeting, if a quorum exists, Directors will be elected by a plurality of the votes cast in the election, and the approval of each of Proposals 2, 3, 4 and 5 will require the affirmative vote of a majority of the votes cast on the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present, and will count as votes against Proposals 2, 3 and 4. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Broker non-votes will not be counted as votes cast in determining whether a Proposal has been approved.
      Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given in the Proxy. Where no instructions are indicated, signed Proxies will be voted FOR each nominee for election as director and “FOR” each of the proposals listed in the Notice of Annual Meeting of Shareholders. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting, should you be present and wish to do so.

      Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by:

•	filing with the Secretary of the Company written notice of revocation,

•	submitting a duly executed Proxy bearing a later date than the previous Proxy, or

•	appearing at the Annual Meeting and voting in person.
      Proxies solicited by this Proxy Statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting. Proxies solicited by this Proxy Statement will be returned to the Board of Directors and will be tabulated by an inspector of elections designated by the Board of Directors.
      The cost of solicitation of Proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone by directors, officers, and other employees of the Company without additional compensation. The Company also has made arrangements with brokerage firms, banks, nominees, and other fiduciaries that hold shares on behalf of others to forward proxy solicitation materials to the beneficial owners of such shares. The Company will reimburse such record holders for their reasonable out-of-pocket expenses.
PROPOSAL 1:
ELECTION OF DIRECTORS
      The Company’s Board of Directors currently is comprised of 11 individuals, and is divided into three classes (designated “CLASS I,” “CLASS II,” and “CLASS III”), as nearly equal in number as possible, with each class serving a three-year term expiring at the third annual meeting of shareholders after its election. The term of the three current CLASS III directors will expire at the Annual Meeting. The Company’s Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated Charles E. Sykes, William J. Meurer and Furman P. Bodenheimer to stand for re-election as CLASS III directors, whose terms will all expire at the 2009 Annual Meeting of Shareholders.
      In the event any nominee is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees named herein will be unavailable or, if elected, will decline to serve.

      The Board of Directors recommends the following nominees for election as Class III directors and urges each shareholder to vote “FOR” the nominees. Executed proxies in the accompanying form will be voted at the Annual Meeting “FOR” the election as directors of the nominees named below, unless authority to do so is withheld.
DIRECTORS STANDING FOR ELECTION AT THE 2006 ANNUAL MEETING
CLASS III — TERM EXPIRES AT THE 2009 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

Charles E. Sykes	43	Charles E. Sykes was elected to the Board of Directors in August 2004, to fill the vacancy created by the retirement of the Company’s founder and former Chairman, John H. Sykes. Mr. Charles Sykes joined the Company in September 1986, and has served in numerous capacities throughout his years with the Company. Mr. Charles Sykes was appointed as Vice President of Sales, North America in 1999 and between the years of 2000 to 2003 served as Group Executive, Senior Vice President of Marketing and Global Alliances, and Senior Vice President of Global Operations. Mr. Sykes was appointed President and Chief Operating Officer in July, 2003 and was named President and Chief Executive Officer in August 2004. Mr. Sykes received his Bachelor of Science degree in mechanical engineering from North Carolina State University in 1985. He has served as a Board Member of America’s Second Harvest of Tampa since 2004.
Furman P. Bodenheimer, Jr.	76	Furman P. Bodenheimer, Jr. was elected to the Board of Directors in 1991 and is a member of the Nominating and Corporate Governance Committee. Mr. Bodenheimer has been President and Chief Executive Officer of Zickgraf Enterprises, Inc. and Nantahala Lumber in Franklin, North Carolina for more than the past five years.

Name	Age	Principal Occupation and Other Information

William J. Meurer	62	William J. Meurer was elected to the Board of Directors in October 2000 and is a member and Chairman of the Audit Committee. Previously, Mr. Meurer was employed for 35 years with Arthur Andersen LLP where he served most recently as the Managing Partner for Arthur Andersen’s Central Florida operations. Since retiring from Arthur Andersen in 2000, Mr. Meurer has been a private investor and consultant. Mr. Meurer also serves on the Board of Trustees for Baycare Health Systems and St. Joseph’s Baptist Health Care and as a member of the Board of Directors of the Heritage Family of Funds, Tribridge, Inc. and Cerebit Security, Inc.
DIRECTORS WHOSE TERMS OF OFFICE CONTINUE
CLASS II — TERM EXPIRES AT THE 2007 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

Paul L. Whiting	62	Paul L. Whiting was elected to the Board of Directors in December of 2003 and was elected Chairman in August, 2004. He is also a member of the Board’s Audit Committee. Since 1997 Mr. Whiting has been President of Seabreeze Holdings, Inc., a privately held consulting and investment company. From 1991 through 1996, Mr. Whiting held various positions within Spalding & Evenflo Companies, Inc., including Chief Executive Officer. Mr. Whiting has held similar high-level finance and administration positions at Questor Corporation. Presently, Mr. Whiting sits on the boards of TECO Energy, Inc. and Tampa Banking Co. Mr. Whiting also serves on the boards of various civic organizations, including, among others, the Academy Prep Center of Tampa, Inc., a full scholarship, private college preparatory middle school for low-income children, where he is the Board President.

Name	Age	Principal Occupation and Other Information

Mark C. Bozek	44	Mark C. Bozek was elected to the Board of Directors in August of 2003 and is a member and Chairman of the Compensation and Human Resource Development Committee. Mr. Bozek is the President of Galgos Entertainment, a privately held film production company which he founded in January 2003. From March 1997 until February 2003, Mr. Bozek served as the Chief Executive Officer of Home Shopping Network. From April 1993 until February 1996, Mr. Bozek served as the Vice President of Broadcasting for QVC. Mr. Bozek is an active member of the Young President’s Organization and he previously served as a member of the National Retail Federation board for four years.

Lt. Gen Michael DeLong (Retired)	60	Lt. General Michael DeLong (USMC Retired) was elected to the Board of Directors in September of 2003 and is a member of the Nominating and Corporate Governance Committee. Since November 2003, Lt. Gen. DeLong has served as Vice President of Government Operations at The Shaw Group, Inc. From 1967 until his retirement on November 1, 2003, Lt. Gen. DeLong led a distinguished military career, most recently serving as the Deputy Commander, United States Central Command at Mac Dill Air Force Base, Tampa, Florida. He holds a Master’s Degree in Industrial Management from Central Michigan University and an honorary Doctorate in Strategic Intelligence from the Joint Military Intelligence College. Lieutenant General DeLong graduated from the Naval Academy as an Engineer.

Name	Age	Principal Occupation and Other Information

Iain A. Macdonald	61	Iain A. Macdonald was originally elected to the Board of Directors in 1998 and served until 2001, when he resigned for personal reasons. Mr. Macdonald was re-elected to the Board of Directors in May of 2004 and is a member of the Audit Committee. During the past 5 years, Mr. Macdonald has served on the boards of a series of technology-based business ventures which he has assisted to develop and obtain funding. He is currently Chairman of Yakara plc, a developer of SMS software solutions and Realise Ltd., an internet systems integrator, both of which are located in Scotland. He is also on the Boards of Northern AIM VCT, a Scottish venture capital investment fund and the Dunedin Canmore Housing Association. Prior to joining the Company’s Board in 1998, Mr. Macdonald served as a director of McQueen International LTD. from 1996 until its acquisition by the Company.
CLASS I — TERM EXPIRES AT THE 2008 ANNUAL MEETING

Name	Age	Principal Occupation and Other Information

H. Parks Helms	70	H. Parks Helms has served as a director of the Company since its inception in 1977 and is a member and Chairman of the Nominating and Corporate Governance Committee. Mr. Helms is President and Managing Partner of the law firm of Helms, Henderson & Associates, P.A., in Charlotte, North Carolina and has been with the firm, and its predecessor firm, Helms, Cannon, Henderson & Porter, P.A. for more than the past five years. Mr. Helms has held numerous political appointments and elected positions, including as a member of the North Carolina House of Representatives. He currently is Chairman of the Mecklenburg County, North Carolina Board of County Commissioners.

Name	Age	Principal Occupation and Other Information

Linda McClintock-Greco, M.D.	51	Linda McClintock-Greco, M.D. was elected to the Board of Directors in May of 1998 and is a member of the Nominating and Corporate Governance Committee. Since 1998, Dr. McClintock-Greco has been the President and Chief Executive Officer of Greco & Assoc. Consulting, a healthcare consulting firm, and in that capacity serves as the vice president of Medical Affairs for Entrusted Healthcare Management Services for the State of Florida. Until 1998, she served as Chief Executive Officer and Chief Medical Officer of Tampa General HealthPlan, Inc. (HealthEase) and had spent the past 11 years in the health care industry as both a private practitioner in Texas and a managed care executive serving as the Regional Medical Director with Humana Health Care Plan. Dr. McClintock-Greco serves on the Board of Directors of the Florida Association of Managed Care Organizations (FAMCO). Dr. McClintock-Greco also serves on the board of several charitable organizations.

Name	Age	Principal Occupation and Other Information

James K. (Jack) Murray, Jr.	70	Mr. Murray was elected to the Board of Directors in May 2005 and is a member of the Compensation and Human Resource Development Committee. During the past fifteen years, Mr. Murray has served as Chairman of Murray Corporation, a private venture capital enterprise based in Tampa, Florida. In 1970, Mr. Murray was one of the founders of a company that is today HealthPlan Services, Inc. and PlanVista, Inc., which was acquired by The Dun & Bradstreet Corporation (NYSE:DNB) in 1978. From 1978 through 1993, Mr. Murray served in various capacities for Dun & Bradstreet Corporation, including President of Dun & Bradstreet Credit Services, and from 1990 through 1993, served in various capacities including President, principal executive officer and Chairman for the Reuben H. Donnelley Corp., a publisher of telephone yellow pages. In 1994, Mr. Murray and several other financial partners, acquired HealthPlan Services from Dun & Bradstreet. In May, 1995, HealthPlan Services became a public company and was listed on the New York Stock Exchange. Mr. Murray retired from HealthPlan Services in 2000. Mr. Murray currently serves as a Trustee of Berkeley Preparatory School and DaySpring Episcopal Center, and Chairman and Trustee of the St. John’s Episcopal Church Foundation, all in Tampa, Florida. Mr. Murray also serves as a member of the Board of The General Theological Seminary in New York City.

Name	Age	Principal Occupation and Other Information

James S. MacLeod	58	James S. MacLeod was elected to the Board of Directors in May 2005 and is a member of the Compensation and Human Resource Development Committee. Mr. MacLeod has served as Managing Director of CoastalStates Bank in Hilton Head Island, South Carolina since February, 2004. Mr. MacLeod also serves on the Board of Directors of CoastalStates Bank and CoastalSouth Bancshares, its holding company. From June, 1982 to February, 2004 he held various positions at Mortgage Guaranty Insurance Corp in Milwaukee, Wisconsin, the last 7 years serving as its Executive Vice President. Mr. MacLeod has a Bachelor of Science degree in Economics from the University of Tampa, a Master of Science in Real Estate and Urban Affairs from Georgia State University and a Masters in City Planning from the Georgia Institute of Technology. Mr. MacLeod is currently a Trustee of the University of Tampa, Hilton Head Preparatory School and the Allianz Funds.
PROPOSAL 2:
AMENDMENT OF THE SYKES ENTERPRISES, INCORPORATED
2001 EQUITY INCENTIVE PLAN
      The Board of Directors approved and adopted the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan on March 14, 2001. The 2001 Plan was approved by the shareholders of the Company at the 2001 Annual Meeting and was amended by the Board of Directors, at the recommendation of the Compensation Committee, on March 29, 2006.
Amendment to the Plan Requiring Shareholder Approval
      The 2001 Plan provides that, except as otherwise determined by the administrator of the 2001 Plan, no participant may, in any calendar year, be granted stock options, stock appreciation rights (“SARs”), or other stock-based awards pursuant to which such participant may acquire more than 100,000 shares of common stock and SARs in the aggregate. The Board of Directors, upon the recommendation of the Compensation Committee, has approved an amendment to the 2001 Plan to increase this limit to 200,000 shares and SARs, subject to approval by shareholders at the 2006 Annual Meeting.
      The only employee of the Company on whom the amendment would have a determinable effect is Charles E. Sykes, President & Chief Executive Officer of the Company. On March 29, 2006, the Compensation Committee approved awards of performance-based restricted shares and SARs for a number of senior executives, as previously reported in a Current Report on Form 8-K. The executives’ receipt of some of the performance-based restricted shares are based upon the Company meeting certain predetermined performance goals during the three fiscal years 2006-2008 — if such goals are met, the executives will receive those shares on March 29, 2009. The other performance-based restricted shares are based upon the Company meeting certain predetermined performance goals during the two fiscal years 2006-2007 — if such goals are met, the executives will receive those shares on March 29, 2008. The awards of the SARs for all of the executives will vest in three equal installments on the first three annual anniversaries of the date of grant, and receipt by the executive is dependent only on his or her continued employment by the Company.
      Included in the awards was an award to Mr. Sykes of the following:

•	20,000 performance-based restricted shares, which will be released to him on March 29, 2008 if the Company meets the performance goals set for the two fiscal years 2006-2007;

•	68,510 performance-based restricted shares, which will be released to him on March 29, 2009 if the Company meets the performance goals set for the three fiscal years 2006-2008; and

•	47,117 SARs, one-third of which will vest on each of the three anniversaries of the date of grant, provided that Mr. Sykes is employed by the Company or a subsidiary on such date.
      This grant exceeds the current limit of 100,000 shares by 35,627 shares and will be reduced by the Compensation Committee to comply with the 100,000 share limit if the proposal to increase such limit to 200,000 shares is not approved at the Annual Meeting. See “Proposal 3 — Approval Of Use Of Certain Performance Criteria Under The Sykes Enterprises, Incorporated 2001 Equity Incentive Plan” below for additional information regarding these awards of restricted stock.
      Set forth below is a summary of the principal features of the 2001 Plan, as amended to date and currently in effect. This summary is qualified in its entirety by reference to the complete text of the 2001 Plan and the First Amendment to the Plan, which were filed with the Securities and Exchange Commission as Appendix “A” to this Proxy Statement and can be accessed at http://www.sec.gov. You also can obtain a printed copy by writing to the Secretary, Sykes Enterprises, Incorporated, 400 North Ashley Drive, 28th Floor, Tampa, Florida 33602.
Purpose of the 2001 Plan
      The purpose of the 2001 Plan is to provide incentives to certain employees of, and certain non-employees who provide services to, the Company and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company’s success.
Administration and Duration of the 2001 Plan
      The 2001 Plan is administered by the Compensation and Human Resource Development Committee of the Board, which is authorized, subject to the provisions of the 2001 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2001 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2001 Plan and plan awards as it may deem necessary or advisable. Any authority granted to the Compensation and Human Resource Development Committee may also be exercised by the Board. To the extent permitted by applicable law and with certain exceptions, the Compensation and Human Resource Development Committee may delegate any or all of its powers or duties under the 2001 Plan to such person or persons as it shall appoint, pursuant to such conditions or limitations as the Compensation and Human Resource Development Committee may establish.
      The 2001 Plan has a duration of ten years from the date that the Board of Directors adopted the plan. Accordingly, the 2001 Plan will terminate on March 14, 2011, unless sooner terminated by the Board. Upon such termination, the outstanding awards granted under the 2001 Plan will remain in effect until their exercise, expiration, or termination. The Board may at any time terminate the 2001 Plan, or amend the 2001 Plan as it shall deem advisable, including any amendment deemed by the Board to be necessary or advisable to assure conformity of the 2001 Plan and any incentive stock options granted thereunder to the requirements of Section 422 of the Internal Revenue Code, as now or hereafter in effect, and to assure conformity with any requirements of other applicable state or federal laws or regulations.
Types of Awards
      The 2001 Plan authorizes the Compensation and Human Resource Development Committee to grant awards in the form of options to purchase common stock, SARs, restricted stock and other stock-based awards. The employees to whom plan awards are granted and the terms of the awards granted, including the number of shares of common stock subject to such awards, shall be within the discretion of the Compensation and Human Resource Development Committee, subject to the terms and conditions set forth in the 2001 Plan.
      Options to Purchase Common Stock. The 2001 Plan authorizes the Compensation and Human Resource Development Committee to grant options to purchase common stock. These options may be in the form of “incentive stock options,” which are options that meet the requirements of Section 422 of the Code, or “nonqualified stock options,” which are options that do not meet such requirements.
      Except for incentive stock options granted to shareholders owning more than 10% of the voting power of all classes of the Company’s capital stock, the per share exercise price of an incentive stock option granted or to be granted pursuant to the 2001 Plan, as determined by the Compensation and Human Resource Development Committee, shall be an amount not less than 100% of the fair market value of a share of common stock on the date that the option is granted. For purposes of the 2001 Plan, the “fair market value” of a share of common stock is defined as the average closing price of the common stock on an established national or regional stock exchange or automated quotation system, including, without limitation, the Nasdaq National Market, during the five trading days immediately preceding the date that the option is granted. As to nonqualified stock options granted under the 2001 Plan, the per share exercise price of such options shall also be at least 100% of the fair market value of a share of common stock on the date of grant, unless otherwise determined by the Compensation and Human Resource Development Committee.
      The term of each option granted pursuant to the 2001 Plan shall be as determined by the Compensation Committee, but in no event shall the term of an option exceed a period of ten years from the date of its grant.
      Payment of the option price may be made in cash or by check, or, if approved by the Compensation and Human Resource Development Committee, by delivery of shares of common stock equivalent in fair market value to the option price, or by a combination of cash and shares of common stock, at the election of the optionee and subject to the terms of the applicable stock option agreement. In the event an optionee exercises an option by surrendering shares of common stock as payment of the exercise price, the 2001 Plan permits the Compensation and Human Resource Development Committee to grant a replacement option equal to the number of shares surrendered as payment.
      Subject to the terms of each stock option agreement, options granted under the 2001 Plan may be exercised in whole or in part. Upon exercise of an option, the employee must pay in full the option price for the shares of common stock being purchased.

      Stock Appreciation Rights. The 2001 Plan authorizes the Compensation and Human Resource Development Committee to grant SARs to eligible participants. A SAR is a right to receive, without payment to the Company, an amount of cash or shares of common stock, as determined by the Compensation and Human Resource Development Committee, equal to the amount by which the fair market value of a share of common stock exceeds the grant price at the time of exercise.
      Under the 2001 Plan, SARs may be granted either alone or in tandem with stock options. With respect to stand-alone SARs, the grant price, term, method of exercise, method of payment, and other terms and conditions of each such right will be determined by the Compensation and Human Resource Development Committee, except that the grant price must be equal to at least the fair market value of the Company’s common stock on the grant date. Tandem SARs will have terms and conditions corresponding to the related options. To the extent that a tandem SAR is exercised, the related option will no longer be exercisable. No SAR may have a term of more then ten years from the date of grant.
      Restricted Stock Awards. The 2001 Plan authorizes the Compensation and Human Resource Development Committee to grant shares of restricted stock under which recipients receive shares of Sykes common stock, and their right to retain the shares of stock vest in accordance with terms established by the Compensation and Human Resource Development Committee. The Compensation and Human Resource Development Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals and/or restrictions under applicable federal or state securities laws.
      Other Stock-Based Awards. In addition to stock options, SARs and restricted stock awards, the 2001 Plan authorizes the Compensation and Human Resource Development Committee to grant other awards that are valued or determined in whole or in part by reference to or otherwise based on the Company’s common stock. Such awards may include stock units, so-called “phantom stock,” and stock options containing terms or provisions differing from stock options granted pursuant to other parts of the 2001 Plan.
Shares Subject to Awards
      The 2001 Plan provides for the grant of awards with respect to a maximum of 7,000,000 shares of common stock. To the extent that awards granted under the 2001 Plan expire or terminate without having been exercised in full, the common stock subject to those expired or terminated awards becomes available for further awards under the 2001 Plan. As of the date of this proxy statement, 968,553 shares of stock, stock options and SARs have been awarded under the 2001 Plan and 6,031,447 shares and SARs remain subject to future awards. Future awards will be made from time to time by the Compensation and Human Resource Development Committee at its discretion. Provision is made under the 2001 Plan for appropriate adjustment in the number of shares of common stock covered by the 2001 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the common stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.
Eligibility and Extent of Participation
      All employees of the Company and its subsidiaries are eligible to receive awards under the 2001 Plan. As of the date hereof, there are approximately 19,000 individuals employed by the Company and its subsidiaries who are eligible to participate in the 2001 Plan. However, no incentive stock option may be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. The Compensation and Human Resource Development Committee may also, in the exercise of its discretion, grant awards under the 2001 Plan to non-employees, except that incentive stock options may not be granted to such non-employees.
      An incentive stock option shall be granted under the 2001 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the common stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000.
      In certain circumstances involving mergers, reorganizations, transactions involving the sale or transfer of substantially all of the assets of the Company, or the acquisition of more than 50% of the common stock by any person or group of related persons without the prior approval of the Board (a “Change in Control”), any plan awards under the 2001 Plan that are unvested as of the date of the Change in Control will immediately become fully vested as of the date of the Change of Control, and any restrictions or other conditions applicable to outstanding awards will lapse of such date.
Limitations on Transferability and Effect of Death or Termination of Employment
      Except as otherwise provided by the Compensation and Human Resource Development Committee, awards granted under the 2001 Plan are generally not transferable other than by will or by the laws of descent and distribution. The Compensation and Human Resource Development Committee will determine, either in an award agreement or otherwise, the extent to which an award may be exercised subsequent to the death of the employee or the termination of the employee’s employment. However, any incentive stock options granted under the 2001 Plan must terminate not later than three months after the participant’s termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant’s termination of employment as a result of disability.
Repricing
      Neither the Board nor the Compensation and Human Resource Development Committee will amend the plan to permit a transaction that would have the effect of repricing a stock option or SAR without obtaining shareholder approval of such amendment. For this purpose “repricing” means any transaction that would have the effect of repricing a stock option or SAR under applicable financial accounting standards or, with respect to underwater stock options, the cancellation of such options in exchange for replacement options or a buyout of underwater stock options for cash.
Federal Income Tax Considerations
      Incentive Stock Options. Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.
      Nonqualified Stock Options. Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise.
      Stock appreciation rights. Amounts received upon the exercise of a SAR are taxed as ordinary income when received. The Company is generally allowed an income tax deduction equal to the amount recognized as ordinary income by the recipient, at the time the recipient recognizes such income.
      Restricted Stock. Unless the recipient elects to recognize ordinary income at the time of receipt of a restricted stock award, the recipient will not recognize taxable income upon the receipt of the award, but will recognize ordinary income equal to the fair market value of the shares at the time the award vests and the restrictions on transfer lapse. The Company will be entitled to a tax deduction in connection with an award of restricted stock in an amount equal to the ordinary income realized by the recipient, at the time the recipient recognizes such income.
      Other stock-based awards. Amounts received by the participant upon the grant of other stock-based awards are ordinarily taxed as ordinary income when received. However, if such other stock-based awards consist of property subject to restrictions, the amounts generally will not be taxed until the restrictions lapse or until the participant makes an election under Section 83(b) of the Code. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as ordinary income by the participant.
      Compliance with Section 162(m). The 2001 Plan should allow certain stock options, SARs, restricted stock awards and other stock-based awards to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the Compensation and Human Resource Development Committee may, from time to time, award compensation that is not deductible under Section 162(m).
Recent Amendments to the Plan
      On March 29, 2006, the Compensation and Human Resource Development Committee and the Board of Directors approved the First Amendment to the 2001 Plan, which:

•	prohibits the re-pricing of any equity securities granted under the 2001 Plan unless such re-pricing has been approved by the shareholders of the Company;

•	clarifies how awards of various types are counted against the limits set forth in the 2001 Plan; and

•	made certain technical amendments to the 2001 Plan to bring the Plan into compliance with Section 409A of the Internal Revenue Code.
None of these changes required shareholder approval, and such changes will not be submitted for shareholder approval at the Annual Meeting.
      The First Amendment also added provisions to the 2001 Plan which are designed cause certain long-term incentive awards issued under the 2001 Plan to comply with Section 162(m) under the Internal Revenue Code, which limits the Company’s ability to deduct compensation in excess of $1 million paid to certain executives unless such compensation qualifies as “performance-based compensation.” While the amendment of the Plan to add these provisions did not require shareholder approval, shareholder approval of the criteria to be used in making performance-based awards is required under Section 162(m) and will therefore be sought at the Annual Meeting, as described below under the heading “Proposal 3 — Approval Of Use Of Certain Performance Criteria Under The Sykes Enterprises, Incorporated 2001 Equity Incentive Plan.”
      The Board of Directors recommends the approval of the amendment to the 2001 Plan and urges each shareholder to vote “FOR” approval of the amendment. Executed and unmarked proxies in the accompanying form will be voted at the Annual Meeting in favor of approving the amendment to the 2001 Plan.
PROPOSAL 3:
APPROVAL OF USE OF CERTAIN PERFORMANCE CRITERIA UNDER THE SYKES ENTERPRISES INCORPORATED 2001 EQUITY INCENTIVE PLAN
      The Board of Directors approved and adopted the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan on March 14, 2001. The 2001 Plan was approved by the shareholders of the Company at the 2001 Annual Meeting and was amended by the Board of Directors, at the recommendation of the Compensation and Human Resource Development Committee, on March 29, 2006. Among the provisions added in the March 2006 amendment were provisions designed cause certain long-term incentive awards issued under the 2001 Plan to comply with Section 162(m) under the Internal Revenue Code.
      Section 162(m) imposes an annual deduction limit of $1 million on the amount of compensation paid to “covered employees,” that is the chief executive officer and the four other most highly compensated officers of the Company. The deduction limit does not apply to “qualified performance-based compensation.” Stock options granted under the 2001 Plan are considered qualified performance-based compensation because, among other things, the 2001 Plan was approved by shareholders and the stock options are granted at no less than fair market value on the grant date. The same is true for stock appreciation rights awarded under the 2001 Plan. However, other types of awards, such as awards of restricted stock, must satisfy additional requirements. Specifically, the awards must be subject to performance goals, the “material terms” of which have been approved by shareholders. The Company intends that most long-term incentive awards issued to covered employees under the 2001 Plan will comply with Section 162(m), and the Company is seeking approval of the performance criteria added to the 2001 Plan by the Board of Directors on March 29, 2006, described below, in order to preserve deductibility under Section 162(m) with respect to such awards.
      The 2001 Plan allows the Company’s Compensation and Human Resource Development Committee to award long-term incentive awards in the form of restricted stock and other stock-based awards that vest on the basis of specific performance targets determined at the time of grant. Under the 2001 Plan, the performance targets for the awards are required to relate to at least one of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total shareholder return and earnings per share criteria): (1) total shareholder return; (2) such total shareholder return as compared to total return (on a comparable basis) of a publicly available index of companies of a similar capitalization or in similar industries; (3) net income; (4) annual or quarterly sales or net sales; (5) annual revenues; (6) pretax earnings; (7) earnings before interest expense, taxes, depreciation and amortization; (8) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (9) operating margin; (10) earnings per share; (11) return on equity; (12) return on capital; (13) return on investment; (14) operating earnings; (15) working capital or inventory; or (16) ratio of debt to shareholders’ equity.
      Under the 2001 Plan, the value of the performance-based awards made to employees if the performance goals are fully attained will not exceed the current value of the shares of restricted stock or the stock underlying other stock-based awards at the end of the performance period. The largest performance-based award that can be granted to an employee in any one calendar year will be limited to 200,000 shares (assuming approval of Proposal 2 above at the Annual Meeting, or 100,000 shares if Proposal 2 is not approved). As a result, the maximum amount that any employee could earn under the 2001 Plan if the performance goals for the award are fully attained would be limited to the fair market value of not more than 200,000 shares of Company stock (assuming approval of Proposal 2, or 100,000 shares if Proposal 2 is not approved).
      The amount of long-term incentive awards to be paid in the future to the Company’s current and future covered employees under the 2001 Plan cannot be determined at this time, as actual amounts will be based on the discretion of the Compensation and Human Resource Development Committee in determining the awards and actual performance. The Committee approved long-term incentive awards of shares of performance-based restricted stock on March 29, 2006 in accordance with the terms of the 2001 Plan. Those awards are set forth in the table below. The awards made on March 29, 2006 are not conditioned upon the receipt of shareholder approval of the criteria set forth above at the Annual Meeting. Nothing in this proposal precludes the Company or the Committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m). This proposal does not amend the 2001 Plan.
Potential Dollar Value of Awards Given for 2006-2007 Performance Period

	Dollar Value	Number of
Name and Position	($)(1)	Shares

Charles E. Sykes, President & Chief Executive Officer	$291,000	20,000
W. Michael Kipphut, Senior Vice President, Finance	$182,000	12,500
James C. Hobby, Senior Vice President, Global Operations	$116,480	8,000
David L. Pearson, Senior Vice President, Information Technology	$116,480	8,000
All Executive Officers as a Group (6 people)	$822,640	56,500
All employees, including all current officers who are not Executive Offers, as a Group (7 persons)	$1,055,600	72,500

(1)	Dollar value based upon the closing market price of $14.56 per share on March 29, 2006. The shares will vest and all restrictions on their transfer will lapse on March 29, 2008 if the Company meets specified performance objectives set for the two-year performance period 2006-2007. The performance targets were determined at the Compensation Committee’s March 29, 2006 meeting and are based on the Company’s growth in income from operations.

Potential Dollar Value of Awards Given for 2006-2008 Performance Period

	Dollar Value	Number of
Name and Position	($)(1)	Shares

Charles E. Sykes, President & Chief Executive Officer	$997,506	68,510
W. Michael Kipphut, Senior Vice President, Finance	$442,202	30,371
James C. Hobby, Senior Vice President, Global Operations	$276,378	18,982
David L. Pearson, Senior Vice President, Information Technology	$126,002	8,654
All Executive Officers as a Group (7 people)	$2,268593	155,810
All employees, including all current officers who are not Executive Offers, as a Group (8 persons)	2,614,728	179,583

(1)	Dollar value based upon the closing market price of $14.56 per share on March 29, 2006. The shares will vest and all restrictions on their transfer will lapse on March 29, 2009 if the Company meets specified performance objectives set for the three-year performance period 2006-2008. The performance targets were determined at the Compensation Committee’s March 29, 2006 meeting and two-thirds of the awards are based on the Company’s growth in income from operations and one-third of the awards are based on the Company’s growth in gross revenue from operations.
      A summary of the principal features of the 2001 Plan, as amended to date and currently in effect, is set forth above under the heading “Proposal 2 — Amendment Of The Sykes Enterprises, Incorporated 2001 Equity Incentive Plan.”
      The Board of Directors recommends the approval of the criteria set forth above to be used in making performance-based awards under the 2001 Plan and urges each shareholder to vote “FOR” approval of these criteria. Executed and unmarked proxies in the accompanying form will be voted at the Annual Meeting in favor of approving these criteria for use under the 2001 Plan.
PROPOSAL 4:
AMENDMENT OF THE SYKES ENTERPRISES, INCORPORATED
DEFERRED COMPENSATION PLAN
      The Board of Directors adopted the Sykes Enterprises, Incorporated Deferred Compensation Plan effective December 17, 1998. The Plan was amended by the Board of Directors, at the recommendation of the Compensation and Human Resource Development Committee, on March 29, 2006. The Plan is intended to be an unfunded deferred compensation arrangement for a select group of management and highly compensated personnel.
      The Board of Directors, upon the recommendation of the Compensation and Human Resource Development Committee, has approved amendments to the Plan reducing the vesting schedule for the Company stock contributed to the Plan by the Company on behalf of eligible participants and reducing the time period for distributing the stock to a participant. These amendments are subject to approval by shareholders at the 2006 Annual Meeting. See “Amendments To The Plan Requiring Shareholder Approval” below.
      Set forth below is a summary of the principal features of the Plan, as amended to date and currently in effect. This summary is qualified in its entirety by reference to the complete text of the Plan and the First Amendment to the Plan, which were filed with the Securities and Exchange Commission as Appendix “B” to this Proxy Statement and can be accessed at http://www.sec.gov. You also can obtain a printed copy by writing to the Secretary, Sykes Enterprises, Incorporated, 400 North Ashley Drive, 28th Floor, Tampa, Florida 33602.
General
      Participation in the Plan is limited to employees at the Director level and above within the Company’s organizational structure (currently, in ascending order, Directors, Senior Directors, Executive Directors, Vice Presidents, Senior Vice Presidents, and the President). As of the date hereof, there are approximately 79 individuals employed by the Company and its subsidiaries who hold the offices necessary to be eligible to participate in the Plan. Participants in the Plan may elect to defer any amount of base compensation and bonus. The Company matches a portion of amounts deferred by a participants at the level of Vice President and above on a quarterly basis as follows: 50% match on salary deferred, up to a total match of $12,000.00 per year for Senior Vice Presidents and above and $7,500.00 per year for Vice Presidents. No match is made on deferrals by other participants. The matching contributions made to the Plan by the Company are made in the form of Company common stock.
      Compensation deferred by a participant while participating in the Plan is deferred until such participant’s retirement, termination, disability or death, or until a change in control of the Company, as defined in the Plan, and in such event is paid out to the participant or his or her beneficiary. Under current tax law, a participant does not recognize income with respect to deferred compensation until it is paid to him or her. Upon payment, the participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares of stock received, and the Company will be entitled to a deduction equal to the income recognized by the participant.
      Distributions of the participants’ deferred compensation is made as soon as administratively feasible six months after retirement or termination of employment and any Company stock contributed as matching contributions are made as soon as administratively feasible twelve months after retirement or termination of employment, unless the participant dies or becomes disabled while still an employee, in which case both distributions are made as soon as administratively feasible. Alternatively, a participant may, at the time of initial participation in the Plan, elect to receive benefits under the Plan in the event of retirement or disability in 120 monthly installments.
      In the event the participant terminates employment (for reasons other than death, disability or retirement) without participating in the Plan for three years, the matching contributions and earnings attributable thereto are forfeited. In the event that a participant terminates employment after three years, but less than six years of participation in the Plan, the participant forfeits 75% of the matching contribution and earnings. In the event a participant terminates employment after six years but less than ten years of participation in the Plan, the participant forfeits 50% of the matching contribution and earnings.
      In the event of a distribution of benefits as a result of a change in control, the Company will increase the benefit by an amount sufficient to offset the income tax obligations created by the distribution of benefits.

      Participants forfeit undistributed matching contributions if the participant is terminated for “cause” as defined in the Plan or the participant enters into a business or employment which the Company’s chief executive officer determines to be in violation of any non-compete agreement between the participant and the Company.
Recent Amendments to the Plan
      On March 29, 2006, the Board of Directors, upon the recommendation of the Compensation and Human Resource Development Committee, approved the First Amendment to the Plan which:

•	expanded the class of employees who may defer compensation under the Plan, but without the right to any Company match on deferrals, to include Executive Directors, Senior Directors and Directors. There are currently 67 employees who hold the title of Executive Director, Senior Director or Director, who became eligible to defer compensation under the Plan with this amendment;

•	added a mid-year (July) entry date for newly hired or promoted individuals;

•	eliminated the option for participants to take distributions of the Company’s matching contributions in cash, requiring distributions of the Company’s matching contributions to be made in shares of Company stock; and

•	made certain technical amendments to the Plan which brought the Plan into compliance with Section 409A of the Internal Revenue Code.
None of these changes required shareholder approval, and such changes will not be submitted for shareholder approval at the Annual Meeting.
Amendments to the Plan Requiring Shareholder Approval
      Subject to the approval of the shareholders at the Annual Meeting, the Board of Directors, upon the recommendation of the Compensation and Human Resource Development Committee, has approved amendments to the Plan to do the following:
      1. Reduce the vesting schedule for the Company’s matching contributions as follows:

Years of Participation	Amount Vested

• 0-3	0%
• 3-4	33%
• 5-6	67%
• 7+	100%
Currently, the matching contributions vest 25% after three years of participation, 50% at six years and 100% at ten years.
      2. Provide for the distribution of any matching contributions made by the Company and earnings thereon to be paid as soon as administratively feasible six months after retirement or termination of employment for a reason other than death or disability. The Plan currently provides that such matching contributions will be distributed 12 months after retirement or termination of employment for a reason other than death or disability.

      The Board of Directors recommends the approval of the amendments described above to the Deferred Compensation Plan and urges each shareholder to vote “FOR” approval of the amendments. Executed and unmarked proxies in the accompanying form will be voted at the Annual Meeting in favor of approving these amendments to the Deferred Compensation Plan.
PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
      The Audit Committee engaged Deloitte & Touche LLP as the Company’s independent auditors to audit the 2006 consolidated financial statements of the Company for the year ended December 31, 2006 and express an opinion thereon, and issue an attestation report on management’s assessment of the effectiveness of the Company’s internal control over financial reporting at the end of the 2006 fiscal year. Although the Company is not required to seek shareholder ratification of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Audit Committee will reconsider the appointment, but will not be required to engage a different auditing firm.
      The Board of Directors recommends a vote “FOR” this proposal and urges each shareholder to vote “FOR” ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors. Executed and unmarked proxies in the accompanying form will be voted at the Annual Meeting in favor of ratification.
      The fees charged by Deloitte & Touche LLP for professional services rendered in connection with all audit and non-audit related matters for the years ended December 31, 2005 and December 31, 2004 were as follows:

	2005	2004

Audit Fees(1)	$3,017,330	$3,382,999
Audit-Related Fees(2)	$21,378	$18,413
Tax Fees(3)	$-0-	$245,292
All Other Fees	$-0-	$-0-

(1)	Fees for audit services in 2005 and 2004 consisted of (a) audits of the Company’s annual consolidated financial statements, (b) reviews of the Company’s quarterly condensed consolidated financial statements, (c) annual stand alone statutory audits and (d) services relating to the audit of the Company’s internal control over financial reporting.

(2)	Fees for audit related services in 2005 and 2004 consisted of (a) audit of employee benefit plans and (b) agreed upon procedures engagements.

(3)	Fees for tax services consisted of tax compliance and tax consulting services.
      Representatives of Deloitte & Touche are expected to be present at the Annual Meeting. Those representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
      The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors which exceed $5,000. These services may include audit services, audit-related services, tax services and other services. Management may only engage the services of the independent auditors for single purpose projects relating to compliance matters (such as tax and payroll) provided that the fees do not exceed $5,000. Each such engagement is reviewed by the audit committee on a quarterly basis. Any pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Report of the Audit Committee
      The Audit Committee consists of three non-employee directors, William J. Meurer, as chairman, Iain A. Macdonald, and Paul L. Whiting. The Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The Company’s independent accountants provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered compatibility of non-audit services with the auditors’ independence.
      The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as modified or supplemented. The Audit Committee also discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held nine meetings during 2005.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission.
AUDIT COMMITTEE
William J. Meurer,
Iain A. Macdonald
Paul L. Whiting
April 16, 2006
      The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
BOARD OF DIRECTORS
Directors’ Compensation
      Directors who are executive officers of the Company receive no compensation for service as members of either the Board of Directors or any committees of the Board.
      Pursuant to the 2004 Non-Employee Director Fee Plan, (the “2004 Fee Plan”), all new non-employee Directors joining the Board receive an initial grant of common stock units (“CSUs”) on the date the new Director is appointed or elected, the number of which will be determined by dividing a dollar amount to be determined from time to time by the Board (currently set at $30,000) by an amount equal to 110% of the average closing prices of the Company’s common stock for the five trading days prior to the date the new Director is appointed or elected. The initial grant of CSUs will vest in three equal installments, one-third on the date of each of the following three annual shareholders’ meetings. A CSU is a bookkeeping entry on the Company’s books that records the equivalent of one share of common stock. On the date each CSU vests, the Director becomes entitled to receive a share of the Company’s common stock and the CSU is canceled.
      Additionally, the 2004 Fee Plan provides that each non-employee Director receives, on the day after the annual meeting, an annual retainer for service as a non-employee Director, the amount of which shall be determined from time to time by the Board. The annual retainer is currently set at $50,000. Under the 2004 Fee Plan, the annual retainer is paid 75% in CSUs and 25% in cash. The number of CSUs to be granted under the 2004 Fee Plan is determined by dividing the amount of the annual retainer by an amount equal to 105% of the average of the closing prices for the Company’s common stock on the five trading days preceding the award date (the day after the annual meeting). The annual grant of CSUs vests in two equal installments, one-half on the date of each of the following two annual shareholders’ meetings.
      All CSUs automatically vest upon the termination of a Director’s service as a Director, whether by reason of death, retirement, resignation, removal or failure to be reelected at the end of his or her term. Until a CSU vests, the Director has none of the rights of a shareholder with respect to the CSU or the common stock underlying the CSU. CSUs are not transferable.

Certain Relationships and Related Transactions
      During the year ended December 31, 2005, the Company paid $601,068 to JHS Leasing of Tampa, Inc., an entity owned by Mr. John H. Sykes, former Chairman of the Board and Chief Executive Officer and current principal shareholder, for the use of its corporate aircraft.
Director Independence, Committees of the Board of Directors and Meeting Attendance
      In March, 2006, the Board of Directors undertook a review of Director independence. During this review, the Board considered transactions and relationships between each Director whose term will continue after the Annual Meeting and all of the Directors who have been nominated to stand for election at the Annual Meeting, and members of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Transactions.” The purpose of this review was to determine whether any relationships or transactions were inconsistent with a determination that a Director is independent within the meaning of the rules of the Nasdaq Stock Market and, for audit committee members, also independent within the meaning of the rules of the Securities and Exchange Commission. The Board determined that other than Mr. Sykes, all of the Directors of the Company whose term will continue after the Annual Meeting, and all of the Directors who have been nominated to stand for election at the Annual Meeting, qualify as independent.
      During 2005, the Board of Directors held seven meetings. It is our policy to schedule a meeting of the Board on the day after the annual meeting of shareholders and we encourage all of our Directors to attend the annual shareholders’ meeting. All of the Directors attended last year’s annual meeting of shareholders. During 2005, each incumbent Director attended at least 75% of the aggregate of the meetings of the Board and the Board committees on which they served.
      The Board of Directors has the standing committees listed below.
      Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Company’s financial reporting process and internal control system. The Committee is responsible for the appointment, compensation, and oversight of the work of the Company’s independent auditing firm, as well as for reviewing the independence, qualifications, and activities of the auditing firm. The Company’s independent auditing firm reports directly to the Committee. All proposed transactions between the Company and the Company’s officers and directors, or an entity in which a Company officer or director has a material interest, are reviewed by the Committee, and the approval of the Committee is required for such transactions. During the year ended December 31, 2005, the Committee held nine meetings. For the entire year 2005 the Committee was comprised of Messrs. Meurer (Chair), Macdonald and Whiting. The Board has determined that Messrs. Meurer, Macdonald and Whiting are independent within the meaning of the rules of the Nasdaq Stock Market and the Securities and Exchange Commission. The Board also has determined that Mr. Meurer is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Committee is governed by a written charter, which is reviewed on an annual basis. A copy of the current Audit Committee Charter is available on the Company’s website at www.sykes.com/investors.asp under the heading “Corporate Governance”.
      Compensation and Human Resource Development Committee. The Compensation and Human Resource Development Committee is responsible for establishing the compensation of the Company’s senior management, including salaries, bonuses, granting of awards under the Company’s equity incentive plan, termination arrangements, and other executive officer benefits. This Committee is also responsible for providing oversight and direction regarding the Company’s employee health and welfare benefit programs, training and development and succession planning. During 2005, the Committee held six meetings. From January 1, 2005, until the annual shareholders’ meeting in May 2005, the Committee was comprised of Mr. Ernest J. Milani (Chair), Mr. Mark C. Bozek and Dr. Linda McClintock-Greco. Dr. McClintock-Greco left the Committee, and Mr. Milani left the Board and the Committee at the 2005 annual meeting. During the remainder of 2005, and until the Annual Meeting in May, 2006, the Committee was, and will be, comprised of Mr. Bozek (Chair), Mr. James K. Murray, Jr. and Mr. James S. MacCloud. The Board has determined that Messrs. Bozek, Murray and MacCloud are independent within the meaning of the rules of the Nasdaq Stock Market. The Committee is governed by a written charter, which is reviewed on an annual basis. A copy of the current Compensation and Human Resource Development Committee Charter is available on the Company’s website at www.sykes.com/investors.asp under the heading “Corporate Governance”.
      Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee is to:

•	identify individuals qualified to become members of the Board of Directors of the Company and its subsidiaries;

•	recommend to the Board of Directors director nominees for election at the annual meeting of shareholders or for election by the Board of Directors to fill open seats between annual meetings;

•	recommend to the Board of Directors committee appointments for directors;

•	develop and recommend to the Board of Directors corporate governance guidelines applicable to the Company; and

•	monitor the Company’s compliance with good corporate governance standards.
      In connection with carrying out its responsibility to identify individuals qualified to become members of the Board of Directors, the Committee has developed and recommend to the Board of Directors guidelines and criteria as to the desired qualifications of candidates for nomination for election as a director of the Company. In accordance with our Corporate Governance Guidelines, such criteria include considerations of age, skill, integrity, experience, time availability, appropriate listing standards, and applicable federal and state law and regulations.
      The Committee may use various sources for identifying and evaluating nominees for Directors including referrals from our current Directors, management and shareholders, as well as input from third party executive search firms retained at the Company’s expense. If the Committee retains one or more search firms, such firms may be asked to identify possible nominees, interview and screen such nominees and act as a liaison between the Committee and each nominee during the screening and evaluation process. The Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet the full Committee which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board, as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee, as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.
      The Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Committee in care of our Corporate Secretary, 400 North Ashley Drive, Tampa, Florida 33602. Any shareholder nominating an individual for election as a director at an annual meeting must provide written notice to the Secretary of the Company, along with the information specified below, which notice must be received at the principal business office of the Company no later than the date designated for receipt of shareholders’ proposals as set forth in the Company’s proxy statement for its annual shareholders’ meeting. If there has been no such prior public disclosure, then to be timely, a shareholder’s nomination must be delivered to or mailed and received at the principal business office of the Company not less than 60 days nor more than 90 days prior to the annual meeting of shareholders; provided, however, that in the event that less than 70 days notice of the date of the meeting is given to the shareholders or prior public disclosure of the date of the meeting is made, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the annual meeting was mailed or such public disclosure was made.
      To be considered by the Committee, shareholder nominations must be accompanied by: (1) the name, age, business and residence address of the nominee; (2) the principal occupation or employment of the nominee for at least the last five years and a description of the qualifications of the nominee; (3) the number of shares of our stock that are beneficially owned by the nominee; and (4) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of Directors under Regulation 14A of the Exchange Act, together with a written statement from the nominee that he or she is willing to be nominated and desires to serve, if elected. Also, the shareholder making the nomination should include: (1) his or her name and record address, together with the name and address of any other shareholder known to be supporting the nominee; and (2) the number of shares of our stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders. Nominees for Director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for Director.
      We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a Director. At any meeting of shareholders, the Chairman of the Board may disregard the purported nomination of any person not made in compliance with these procedures.
      During the year ended December 31, 2005, the Nominating and Corporate Governance Committee held eight meetings. From January 1, 2005 until the annual shareholders meeting in May, 2005, the Committee was comprised of Mr. Helms (Chair), Mr. Bodenheimer and Lt. Gen DeLong. Dr. McClintock-Greco joined the Committee on the day after the 2005 annual shareholders meeting and those four Committee members served during the remainder of 2005 and will continue to serve until the 2006 Annual Meeting. The Board has determined that Mr. Bodenheimer, Mr. Helms, Dr. McClintock-Greco and Lt. Gen DeLong are independent within the meaning of the rules of the Nasdaq Stock Market. The Committee is governed by a written charter, which is reviewed on an annual basis. A copy of the current Nominating and Corporate Governance Committee Charter is available on the Company’s website at www.sykes.com/investors.asp under the heading “Corporate Governance”.

Compensation Committee Interlocks and Insider Participation
None
COMMUNICATIONS WITH OUR BOARD
      Shareholders and other parties interested in communicating with our Board of Directors may do so by writing to the Board of Directors, Sykes Enterprises, Incorporated, 400 N. Ashley Drive, Tampa, Florida 33602. Under the process for such communications established by the Board of Directors, the Vice President and General Counsel of the Company reviews all such correspondence and regularly forwards to all members of the Board a summary of the correspondence. Directors may at any time review a log of all correspondence received by the Company that is addressed to the Board or any member of the Board and request copies of any such correspondence. Correspondence that, in the opinion of the Vice President and General Counsel, relates to concerns or complaints regarding accounting, internal accounting controls and auditing matters is summarized and the summary and a copy of the correspondence is forwarded to the Chair of the Audit Committee. Additionally, at the direction of the Audit Committee, the Company has established a worldwide toll free hotline administered by an independent third party through which employees may make anonymous submissions regarding questionable accounting or auditing matters. Reports of any anonymous submissions are sent to the Chairman of the Audit Committee and the Vice President and General Counsel of the Company.
CORPORATE GOVERNANCE
      The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Corporate Governance Guidelines, Code of Ethics, and charters for the committees of the Board of Directors. The corporate governance page can be found at www.sykes.com/investors.asp, by clicking on “Corporate Governance.”
      The Company’s policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the Nasdaq Stock Market and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	the Board of Directors has adopted clear corporate governance policies;

•	a majority of the board members are independent of the Company and its management;

•	all members of the key board committees — the Audit Committee, the Compensation and Human Resource Development Committee and the Nominating and Corporate Governance Committee — are independent;

•	the independent members of the Board of Directors meet regularly without the presence of management;

•	the Company has adopted a code of ethics that applies to all directors, officers and employees which is monitored by its Nominating and Corporate Governance Committee;

•	the charters of the Board committees clearly establish their respective roles and responsibilities; and

•	the Company’s Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, including the Board and the Audit

Committee, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. These procedures are described under “Communications With Our Board” above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      During the year ended December 31, 2005, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the “Commission”) on a timely basis, all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that W. Michael Kipphut, James C. Hobby, James T. Holder, David L. Pearson, Jenna Nelson and William N. Rocktoff each filed one Form 4 reporting one automatic grant under the Deferred Compensation Plan 5 days late. The Company has relied solely on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.

PRINCIPAL SHAREHOLDERS
      The following table sets forth certain information regarding the beneficial ownership of common stock as of the record date with respect to (i) each of the Company’s directors and nominees, (ii) each of the Company’s executive officers named in the Summary Compensation Table below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to own beneficially more than 5% of the common stock. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

	Beneficially Owned
Name	Shares	Percent

John H. Sykes(1)	10,200,696	25.9%
Dimensional Fund Advisors Inc.(2)	1,979,353	5.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Charles E. Sykes(3)	216,490	*
W. Michael Kipphut(4)	238,575	*
James C. Hobby	0	*
James T. Holder(5)	16,151	*
David L. Pearson(6)	37,976	*
Paul L. Whiting(7)	79,042	*
William J. Meurer(8)	75,239	*
H. Parks Helms(9)	71,095	*
Mark C. Bozek(10)	26,115	*
Furman P. Bodenheimer, Jr.(11)	129,260	*
Iain A. Macdonald(12)	11,607	*
Linda McClintock-Greco(13)	42,741	*
Michael P. DeLong(14)	16,800	*
James K. Murray, Jr.(15)	11,122	*
James S. MacLeod(16)	3,122	*
All directors and executive officers as a group (18) persons	1,068,153	2.7%

*	Less than 1.0%

(1)	Represents shares owned by Mr. John Sykes through Jopar Investments Limited Partnership, a North Carolina limited partnership in which Mr. Sykes is the sole limited partner and the sole shareholder of the limited partnership’s sole general partner. Excludes 7,950 shares owned by Mr. Sykes’ wife, as to which Mr. Sykes disclaims beneficial ownership. Mr. Sykes’ mailing address is P.O. Box 2044, Tampa, Florida 33601-2044.

(2)	All information is based upon the Schedule 13G filed with the Security and Exchange Commission by Dimensional Fund Advisors Inc. (“Dimensional”) on February 6, 2006. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the stock that are owned by the Funds, and may be deemed to be the beneficial owner of the stock held by the Funds. However, all securities reported on the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of the stock.

(3)	Includes 146,000 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, 440 shares of Sykes common stock held in the Company’s Deferred Compensation Plan which are vested, and 18,333 shares owned by a trust of which Mr. Sykes is a beneficiary.

(4)	Includes 235,000 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date and 1,575 shares of Sykes common stock held in the Company’s Deferred Compensation Plan which are vested.

(5)	Includes 15,834 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date and 317 shares of Sykes common stock held in the Company’s Deferred Compensation Plan which are vested.

(6)	Includes 37,050 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date and 926 shares of Sykes common stock held in the Company’s Deferred Compensation Plan which are vested.

(7)	Represents a .5% general partnership interest and a 47.80% limited partnership interest in Paul & Gail Whiting Investments, Ltd., 25,000 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date. Mr. Whiting disclaims beneficial ownership of the general and limited partnership interest in Paul & Gail Whiting Investments, Ltd. held by Mr. Whiting’s wife and the limited partnership interests held by the other limited partners. Excludes 300 shares of common stock held by Mr. Whiting’s wife in which Mr. Whiting disclaims beneficial ownership.

(8)	Includes 42,500 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(9)	Includes 52,500 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(10)	Includes 16,667 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(11)	Includes 60,000 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(12)	Includes 6,843 non-employee director common stock units that will vest within 60 days of the record date.

(13)	Includes 27,500 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(14)	Includes 8,332 shares of Sykes common stock issuable upon the exercise of stock options that are exercisable within 60 days of the record date, and 4,549 non-employee director common stock units that will vest within 60 days of the record date.

(15)	Includes 3,122 non-employee director common stock units that will vest within 60 days of the record date.

(16)	Includes 3,122 non-employee director common stock units that will vest within 60 days of the record date.

EXECUTIVE COMPENSATION
      The following table sets forth certain information for the years ended December 31, 2005, 2004, and 2003 concerning compensation paid to or earned by the Company’s “named executive officers,” as defined by the rules of the Securities and Exchange Commission.
SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation
						Securities
				Other Annual	Restricted	Underlying	All Other
Name	Date	Salary($)	Bonus(1)($)	Compensation(2)($)	Stock(3)($)	Options	Compensation(4)($)

Charles E. Sykes(5)	2005	398,798	123,750	—	—	—	9,566
President and	2004	337,828	52,713	—	—	—	10,566
Chief Executive Officer	2003	246,546	50,000	—	459	—	6,029
W. Michael Kipphut	2005	368,500	152,006	—	11,950	—	11,188
Group Executive, Senior	2004	360,769	224,000	—	6,110	—	12,036
Vice President — Finance	2003	335,021	226,125	—	6,488	—	10,755
James C. Hobby(6)	2005	272,885	75,000	—	12,000	—	8,042
Senior Vice President —	2004	220,000	20,295	—	—	—	10,068
Global Operations	2003	66,846	—	—	—	—	30,374
James T. Holder	2005	219,673	43,050	—	1,681	—	6,878
Vice President, General	2004	205,000	58,400	—	1,642	—	10,263
Counsel, & Secretary	2003	193,202	57,750	—	1,616	—	6,839
David L. Pearson	2005	203,846	55,000	—	8,017	—	10,156
Senior Vice President—	2004	175,385	40,000	—	4,000	—	10,751
Information Technology	2003	163,106	64,000	—	6,399	—	6,457

(1)	All bonuses are reflected in the year paid. Such bonuses are based upon performance in the prior year but are payable the following March, and are payable only if the employee is then employed by the Company.

(2)	Does not include the value of perquisites provided to the named executive officers, which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer’s salary and bonus.

(3)	Represents the value of vested restricted stock paid to the named executive officers based upon the closing prices of the Company’s common stock on the grant dates of the awards. The restricted stock is paid as a matching contribution under the Company’s Executive Deferred Compensation Plan (the “Plan”). Based on the closing price of the Company’s stock ($13.37) on December 31, 2005, the aggregate number and value of all restricted stock held by the named executive officers as of that date were as follows: Mr. Sykes (1,758 — $23,504), Mr. Kipphut (6,298 — $84,204), Mr. Hobby (1,411 — $18,865), Mr. Holder (1,267 — $16,940), and Mr. Pearson (3,704 — $49,522). If we determine to pay dividends, the dividends will accrue on the restricted stock. The restricted stock currently vests 25% if the named executive officer has 3 years participation in the Plan, 50% with 6 years participation in the Plan and 100% with 10 years participation in the Plan. If the amendment described in Proposal 4 above is approved by the shareholders at the Annual Meeting, the stock will vest 33% if the named executive officer has 3 years participation in the Plan, 67% with 5 years participation in the Plan and 100% with 7 years’ participation.

(4)	The compensation shown as “All Other Compensation” for 2005 consists of the following: (i) the Company’s matching contribution to the Sykes Enterprises, Incorporated Employees’ Savings Plan and Trust in the amount of $2,791 for Mr. Sykes, $5,342 for Mr. Kipphut, $2,100 for Hobby, $912 for Mr. Holder and $4,200 for Mr. Pearson; (ii) excess group term life insurance in the amount of $540 for

Mr. Sykes, $1,242 for Mr. Kipphut, $2,287 for Mr. Hobby, $662 for Mr. Holder and $638 for Mr. Pearson; (iii) additional compensation paid to employees related to health and welfare benefits in the amount of $6,235 for Mr. Sykes, $4,604 for Mr. Kipphut, $3,655 for Mr. Hobby, $5,305 for Mr. Holder and $5,318 for Mr. Pearson.

(5)	Mr. Sykes was named President and Chief Executive Officer in August, 2004.

(6)	Mr. Hobby joined the Company on August 28, 2003.

OPTION GRANTS IN LAST FISCAL YEAR
      There were no awards of stock options during 2005 to any of the executive officers named in the Summary Compensation Table.
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES
      The following table sets forth information with respect to the aggregate stock option exercises by the executive officers named in the Summary Compensation Table during 2005 and the year-end value of unexercised options held by such executive officers.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-The-Money
			Options/SARs at Fiscal		Options/SARs
	Shares		Year End		At Fiscal Year End(1)
	Acquired on
	Exercise(#)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Charles E. Sykes	—	—	153,500	—	$841,555	$—
W. Michael Kipphut	—	—	235,000	—	$948,000	$—
James C. Hobby	—	—	—	—	—	—
James T. Holder	—	—	15,834	—	$132,313	$—
David L. Pearson	—	—	37,050	—	$152,651	—

(1)	Based upon the closing price of $13.37 per share of common stock on December 31, 2005, as reported in the NASDAQ Stock Market.
EMPLOYMENT AGREEMENTS
      Charles E. Sykes. The Company and Mr. Sykes are parties to an employment agreement, dated August 1, 2004, as amended on July 28, 2005 to correct a scrivener’s error, and as amended on January 3, 2006 to change compensation. The material terms and conditions of the agreement as amended are summarized below. Under the agreement, Mr. Sykes serves as President and Chief Executive Officer of the Company. The term of the agreement expires on July 31, 2007, but will automatically be renewed for successive one-year terms unless one of the parties provides written notice of its intent not to renew the agreement at least 180 days prior to the expiration of the initial term or any renewal term. Under the agreement, Mr. Sykes’ annual base salary was originally $375,000, subject to a 15% increase on August 1, 2005 and subject to further increase at the Company’s discretion. Effective January, 2006, Mr. Sykes also is entitled to a performance bonus up to 75% of his base salary based upon the achievement of specified goals as determined by the Compensation Committee, and to participate in such other bonus programs and benefit plans as are generally made available to other executive officers of the Company.

      If the agreement is terminated by the Company prior to the expiration of the initial term or any renewal period for any reason other than death, disability, or cause (as defined in the agreement), or if the agreement is terminated by Mr. Sykes prior to the expiration of the initial term or any renewal period for good reason (as defined below), the Company is required to pay Mr. Sykes an amount equal to his weekly base salary through the end of the initial term or renewal period of the agreement or for 104 weeks, whichever is greater, and during such period Mr. Sykes is prohibited from soliciting the Company’s employees and competing with the Company in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. If the agreement is terminated by Mr. Sykes following a change in control of the Company (as defined in the agreement) prior to the expiration of the initial term or any renewal period, the Company is required to pay Mr. Sykes an amount equal to his weekly base salary for 156 weeks from the date of termination, rather than 104 weeks, and to pay him an amount determined by multiplying the annual target bonus designated or otherwise indicated for him in the year such change of control occurs by a factor of three, and paying such amount over the 156-week period. Also, in the event the agreement is terminated by Mr. Sykes following a change in control, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Sykes upon the event of termination.
      “Good reason” for Mr. Sykes’ termination of the agreement is defined in the agreement as: (i) a change of control of the Company (as defined in the agreement), (ii) a good faith determination by Mr. Sykes that the Company has breached the employment agreement, (iii) a material adverse change in working conditions or status, (iv) the deletion of, or change in, any of the titles of CEO or President, (v) a significant relocation of Mr. Sykes’ principal office, (vi) a significant increase in travel requirements, or (vii) an impairment of Mr. Sykes’ health to an extent that made the continued performance of his duties under the agreement hazardous to his physical or mental health or his life.
      The agreement provides that if Mr. Sykes’ employment is terminated by the Company due to his death, disability or for cause, or voluntarily by Mr. Sykes other than for good reason, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination, and Mr. Sykes may not solicit any of the Company’s employees or compete directly or indirectly with the Company during the term of the agreement and for a period of one year after its termination, regardless of the reason for its termination. The agreement contains customary confidentiality provisions.
      W. Michael Kipphut. The Company and Mr. Kipphut are parties to an employment agreement, dated March 6, 2005, the material terms and conditions of which are summarized below. The employment agreement replaced his employment agreement dated March 6, 2004. The employment agreement provides that Mr. Kipphut will serve as an executive of the Company. Mr. Kipphut serves as Group Executive, Senior Vice President — Finance. The term of the agreement expires on March 5, 2007, but will automatically be renewed for successive one-year terms unless one of the parties provides the other with written notice of its intent not to renew the agreement at least 30 days prior to the expiration of the initial term or any renewal term. Under the agreement, Mr. Kipphut’s annual base salary is $368,500, subject to increase at the Company’s discretion. Mr. Kipphut also is entitled to a performance bonus up to 60% of his base salary based upon the achievement of specified goals as determined by the Compensation Committee, and to participate in such other bonus programs and benefit plans as are generally made available to other executive officers of the Company.
      If the agreement is terminated by the Company prior to the expiration of the initial term or any renewal period for any reason other than death, disability, or cause (as defined in the agreement), or if the agreement is terminated by Mr. Kipphut prior to the expiration of the initial term or any renewal period for good reason

(as defined below), the Company is required to pay Mr. Kipphut an amount equal to his weekly base salary through the end of the initial term or renewal period of the agreement or for 52 weeks, whichever is greater, plus an amount equal to the maximum annual performance bonus he could earn (60% of his annual base salary), which would also be paid over the same period as the other payments. If the agreement is terminated by Mr. Kipphut following a change in control of the Company (as defined in the agreement) prior to the expiration of the initial term or any renewal period, the Company is required to pay Mr. Kipphut an amount equal to his weekly base salary for 104 weeks from the date of termination, rather than 52 weeks, plus an amount equal to twice the maximum annual performance bonus he could earn, which would also be paid over the 104-week period. Also, in the event the agreement is terminated by Mr. Kipphut following a change in control, all stock options, stock grants or other similar equity incentives and/or compensation programs will immediately accelerate and become fully vested and exercisable at the option of Mr. Kipphut upon the event of termination.
      “Good reason” for Mr. Kipphut’s termination of the agreement is defined in the agreement as: (i) a change of control of the Company (as defined in the agreement), (ii) a good faith determination by Mr. Kipphut that the Company has breached the employment agreement, (iii) a material adverse change in working conditions or status, (iv) the deletion of, or change in, any of the titles of Senior Vice President and Chief Financial Officer, (v) a significant relocation of Mr. Kipphut’s principal office, (vi) a change in reporting such that Mr. Kipphut is required to report to someone other than the CEO, or (vii) a significant increase in travel requirements.
      The agreement provides that if Mr. Kipphut’s employment is terminated by the Company due to his death, disability or for cause, or voluntarily by Mr. Kipphut other than for good reason, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination.
      The agreement provides that Mr. Kipphut may not solicit any of the Company’s employees or compete directly or indirectly with the Company during the term of the agreement and for one year after its expiration in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. If the agreement is terminated by the Company or Mr. Kipphut prior to the end of its term, regardless of the reason for its termination the non-solicitation and non-competition provisions will remain in effect through the end of the initial term or renewal period or for 52 weeks after termination, whichever is greater. The agreement contains customary confidentiality provisions.
      James Hobby, Jr. The Company and Mr. Hobby are parties to an employment agreement, dated January 3, 2005, the material terms and conditions of which are summarized below. The employment agreement provides that Mr. Hobby will serve as an executive of the Company. Mr. Hobby serves as Senior Vice President, Global Operations. The agreement has an initial term expiring January 2, 2007, but will automatically be renewed for successive one-year periods unless one of the parties provides written notice of its intent not to renew the agreement at least 180 days prior to the expiration of the initial term or any renewal term. Under the agreement, Mr. Hobby’s annual base salary will not be less than $275,000, and he is entitled to a performance bonus of up to 50% of his base salary in accordance with the Company’s standard policy for the payment of performance bonuses, and to standard executive fringe benefits.
      If the agreement is terminated by the Company prior to the expiration of the initial term or any renewal period for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Hobby an amount equal to his weekly base salary through the end of the initial term or renewal period of the agreement or for 52 weeks after the termination of the agreement, whichever is greater, and Mr. Hobby may not compete with the Company during such period in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. After the end of the initial term or renewal period of the agreement, the Company may discontinue making such payments if it releases Mr. Hobby from the restrictions in the non-competition provision. The agreement provides that if Mr. Hobby’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Hobby, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination, and Mr. Hobby may not compete with the Company for a period through the end of the initial term or renewal period of the agreement or for 52 weeks following the termination of his employment, whichever is greater. The agreement provides that, after termination of his employment for any reason, whether by the Company or Mr. Hobby, Mr. Hobby may not solicit the Company’s employees for the longer of (i) the full stated term or renewal period of the agreement or (ii) a period of 52 weeks after termination of his employment. The agreement contains customary confidentiality provisions.
      James T. Holder. The Company and Mr. Holder are parties to an employment agreement, dated January 3, 2006, the material terms and conditions of which are summarized below. The employment agreement replaced the employment agreement dated July 22, 2005. The employment agreement provides that Mr. Holder will serve as an executive of the Company. Mr. Holder serves as Vice President, General Counsel and Corporate Secretary. The agreement has an initial term expiring January 2, 2007, and automatically renews for successive one-year terms unless one of the parties provides written notice of its intent not to renew at least 180 days prior to the expiration of the initial term or any renewal term. Under the agreement, Mr. Holder’s annual base salary is to be not less than $220,000 through the end of the term of the agreement, and he is entitled to participate in a performance based bonus program ranging from 0% to 30% of his base salary, and to standard executive fringe benefits.
      If the agreement is terminated by the Company prior to the expiration of the initial term or any renewal period for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Holder an amount equal to his weekly base salary for 52 weeks after the termination of the agreement, and Mr. Holder may not compete with the Company during such period in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. The agreement also provides that if Mr. Holder’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Holder, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination, and Mr. Holder may not compete with the Company for a period through the end of the initial term or renewal period of the agreement or for 52 weeks following the termination of his employment, whichever is greater. The agreement provides that, after termination of his employment for any reason, whether by the Company or Mr. Holder, Mr. Holder may not solicit the Company’s employees for the longer of (i) the remaining term of the agreement or (ii) a period of one year after termination of his employment. The agreement contains customary confidentiality provisions.
      David L. Pearson. The Company and Mr. Pearson are parties to an employment agreement, dated September 13, 2005, the material terms and conditions of which are summarized below. The employment agreement replaced the employment agreement dated June 15, 2004. The employment agreement provides that Mr. Pearson will serve as an executive of the Company. Mr. Pearson serves as Senior Vice President, Information Technology. The agreement has an initial term expiring September 19, 2006, and automatically renews for successive one-year terms unless one of the parties provides written notice of its intent not to renew at least 180 days prior to the expiration of the initial term or any renewal term. Under the agreement,

Mr. Pearson’s annual base salary is to be not less than $210,000 through the end of the term of the agreement, and he is entitled to participate in a performance based bonus program ranging from 0% to 50% of his base salary, and to standard executive fringe benefits.
      If the agreement is terminated by the Company prior to the expiration of the initial term or any renewal period for any reason other than death, disability, or cause (as defined in the agreement), the Company is required to pay Mr. Pearson an amount equal to his weekly base salary for 52 weeks after the termination of the agreement, and Mr. Pearson may not compete with the Company during such period in any area in which the Company’s clients were conducting business during the initial term or any renewal term of the agreement. The agreement also provides that if Mr. Pearson’s employment is terminated by the Company due to his death, disability or cause, or voluntarily by Mr. Pearson, then the Company will have no obligation to pay him any salary, bonus or other benefits other than those payable through the date of termination, and Mr. Pearson may not compete with the Company for a period through the end of the initial term or renewal period of the agreement or for 52 weeks following the termination of his employment, whichever is greater. The agreement provides that, after termination of his employment for any reason, whether by the Company or Mr. Pearson, Mr. Pearson may not solicit the Company’s employees for the longer of (i) the remaining term of the agreement or (ii) a period of one year after termination of his employment. The agreement contains customary confidentiality provisions.
EQUITY COMPENSATION PLAN INFORMATION
      The following table summarizes the equity compensation plans under which the equity securities of Sykes may be issued as of December 31, 2005:

	(a)		(b)		(c)

Number of Securities
	Number of				Remaining Available for
	Securities to be		Weighted Average		Future Issuance Under
	Issued Upon		Exercise Price of		Equity Compensation
	Exercise of		Outstanding		Plans (Excluding
	Options, Warrants		Options, Warrants		Securities Reflected in
	and Rights		and Rights		Column (a))

Equity compensation plans approved by shareholders(1)	1,212,720		$10.03	(2)	6,752,454
Equity compensation plans not approved by shareholders	58,464	(3)			N/A	(3)
Totals	1,271,184				6,752,454

(1)	Includes shares of common stock of Sykes authorized for awards under the 2001 Equity Incentive Plan as well as the 2000 Stock Option Plan, the 1996 Employee Stock Option Plan, and the 1997 Management Stock Incentive Plan, all of which are predecessor plans to the 2001 Equity Incentive Plan. Also includes shares of common stock of Sykes reserved for issuance under the 1999 Employees’ Stock Purchase Plan, the Amended and Restated 1996 Non-Employee Director Stock Option Plan, the 1996 Non-Employee Director Feel Plan, and the 2004 Non-Employee Director Fee Plan.

(2)	Represents the weighted average exercise price of stock options only.

(3)	Represents shares of common stock of Sykes issued as matching grants under the Deferred Compensation Plan for executives described below. There is no specific number of shares reserved for issuance under the Deferred Compensation Plan.

      Shares awarded under all of the above stock option plans may be from Sykes’ authorized and unissued shares, treasury shares or shares acquired in the open market.
Deferred Compensation Plan
      See Proposal 4 above for a description of the Deferred Compensation Plan.
COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE REPORT
ON EXECUTIVE COMPENSATION
Introduction
      Under rules of the Commission, the Company is required to provide certain information concerning compensation provided to the Company’s Chief Executive Officer and its other executive officers. The disclosure requirements for the executive officers include the use of tables and a report of the committee responsible for compensation decisions for the named executive officers explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation and Human Resource Development Committee of the Board of Directors has prepared the following report for inclusion in this Proxy Statement.
Compensation and Human Resource Development Committee Role
      The Compensation and Human Resource Development Committee of the Board of Directors has the responsibility to review annually and recommend to the full Board, the compensation for the Chief Executive Officer as well as the other executive officers. The forms of compensation considered by the Committee include base salary, annual and performance based cash bonuses and fringe benefits. The Compensation and Human Resource Development Committee is also responsible for reviewing the equity incentive component of the Company’s compensation program for its employees generally, and specifically its executive officers, including the named executive officers, and for making stock option grants under the Company’s 2001 Equity Incentive Plan to executive officers of the Company.
Compensation Philosophy
      The Committee’s philosophy on executive compensation is based upon several fundamental concepts. First, the Committee believes that the level of individual compensation should be competitive with selected survey groups. Second, compensation generally, and bonus compensation specifically, should be designed to provide significant incentives for superior personal and corporate performance. Third, the executive’s compensation package should be designed to align the interests of the executive with that of the Company’s shareholders. The Committee believes that executive compensation, if determined in accordance with this philosophy, will enable the Company to attract and retain the services of highly qualified and motivated executives. These goals are achieved by designing executive compensation packages that include a base salary, discretionary and performance based cash bonuses and periodic grants of equity incentives. The Company’s policies with respect to these elements, including the basis for the compensation awarded the Company’s chief executive officer, are discussed below.
      The Committee oversees the operation of the Company’s executive compensation policies. The Company occasionally retains independent compensation consultants, and regularly utilizes published surveys with industry, geographical and position specific data to compare the Company’s compensation programs with various other companies with similar characteristics. While the elements of compensation described below are considered separately, the Committee takes into account the full compensation package offered by the Company to the individual, including health care and other insurance benefits and contributions made by the Company under the Company’s 401(k) Plan, Employee Stock Purchase Plan and Deferred Compensation Plan.
      Base Salaries. The Company has established competitive annual base salaries for all executive officers, including the named executive officers. The annual base salaries for each of the Company’s executive officers, including the Company’s chief executive officer, reflect the subjective judgment of the Committee based on their consideration of the executive officer’s position with the Company, the executive officer’s tenure, the Company’s needs, a comparative analysis of published compensation data as described above, and the executive officer’s individual performance, achievements, and contributions to the growth of the Company.
      Mr. Charles E. Sykes’ annual base salary as the Company’s President and Chief Executive Officer was $375,000 from January 1, 2005 until August 1, 2005, at which time it was increased to $431,250 pursuant to the terms of his employment agreement. Effective as of January 1, 2006, Mr. Sykes’ annual salary was increased to $500,000. When Mr. Sykes was named President and Chief Executive Officer in August of 2004, the Committee recognized that although the new salary of $375,000 represented a significant increase above his previous salary as Chief Operating Officer, it was well below salaries of executives holding the title of President and Chief Executive Officer in comparable companies. The Committee determined that this disparity was warranted due to the fact that Mr. Sykes was new to this position and determined further that they would re-evaluate his compensation after he had completed a year as President and Chief Executive Officer. In conducting a re-evaluation of Mr. Sykes’ compensation at the end of 2005, the Committee engaged outside consultants to conduct benchmarking studies and prepare an analysis of competitive salaries for the position of President and Chief Executive Officer of comparable companies. After evaluating the reports of the consultants, the Committee determined that a salary of $500,000 would bring Mr. Sykes into the lower end of the relevant range of competitive salaries which was appropriate due to his relatively short tenure as President and Chief Executive Officer to date.
      Annual Bonus. The Company’s executive officers are eligible for an annual cash bonus under the Company’s Bonus Program. The Bonus Program provides for the discretionary payment of annual incentive awards to key employees, including executive officers of the Company, pursuant to individually developed formulas related to the Company’s operating goals and personal performance goals. Payments under the Bonus Program are discretionary and are subject to certain limitations. In 2005, the Committee established a performance based bonus plan under which Mr. Sykes could receive a cash bonus for meeting the specific objectives. The objectives were based upon measures around the company’s consolidated earnings before income taxes and provided targets which at 100% achievement would result in a cash bonus to Mr. Sykes equivalent to 60% of his base salary. In the event that the company exceeded the established targets by an amount between 100% and 150% of the target, Mr. Sykes could receive a cash bonus between 60% and 90% of his base salary. Cash bonuses are paid in the year following the year of the target goals. Mr. Sykes received a cash bonus of $123,750 during the year ended December 31, 2005 for targeted goals achieved for the year ended December 31, 2004.
      Stock Options, Common Stock Units, Restricted Stock and SAR’s. Under the Company’s 2001 Equity Incentive Plan (the “2001 Plan”), stock options, restricted stock, common stock units, SAR’s and other equity incentive compensation (“Equity Incentives”) may be granted to all employees. The 2001 Plan is administered by the Compensation and Human Resource Development Committee in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The Compensation and Human Resource

Development Committee recommended that no Equity Incentives under the 2001 Plan be made available for issuance during the year ended December 31, 2005. Accordingly, no Equity Incentives were awarded to executive officers in 2005.
Section 162(m) Limitations
      Under Section 162(m) of the Internal Revenue Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers, unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Committee’s commitment to link compensation with performance as described in this report, the Committee currently intends to qualify compensation paid to the Company’s executive officers for deductibility by the Company under Section 162(m).
COMPENSATION AND HUMAN RESOURCE DEVELOPMENT COMMITTEE
Mark C. Bozek
James K. Murray, Jr.
James S. MacLeod
April 16, 2006
      The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

STOCK PRICE PERFORMANCE GRAPH
      The following graph presents a comparison of the cumulative total shareholder return on the common stock with the cumulative total return on the Nasdaq Computer and Data Processing Services Index, the Nasdaq Telecommunications Index, the Russell 2000 Index and the Sykes Peer Group (as defined below**). The Sykes Peer Group is comprised of publicly traded companies that derive a substantial portion of their revenues from the call center, customer care business, have similar business models to the Company, and are those most commonly compared to the Company by industry analysts following the Company. This graph assumes that $100 was invested on December 31, 2000 in the Company’s common stock, the Nasdaq Computer & Data Processing Services Index, the Nasdaq Telecommunications Index, the Russell 2000 Index and Sykes Peer Group.
COMPARISON OF 60 MONTH CUMULATIVE TOTAL RETURN*
AMONG SYKES ENTERPRISES, INCORPORATED,
THE NASDAQ COMPUTER & DATA PROCESSING SERVICES INDEX,
THE NASDAQ TELECOMMUNICATIONS INDEX,
THE RUSSELL 2000 INDEX,
AND THE SYKES PEER GROUP

	2000	2001	2002	2003	2004	2005

Sykes	100	210	74	194	157	301
Nasdaq Computer & Data Processing Services Index	100	76	48	72	75	77
Nasdaq Telecommunications Index	100	51	23	40	43	40
Russell 2000 Index	100	101	79	115	135	139
Sykes Peer Group	100	96	63	55	45	40

*	$100 invested on December 31, 2000 in stock or index including reinvestment of dividends. Fiscal year ending December 31.

**SYKES PEER GROUP

	APAC Customer		TeleTech				Convergys
Name	Service, Inc.	Sitel Corp.	Holdings, Inc.	West Corp.	Startek, Inc.	ICT Group, Inc.	Corp.

Ticker Symbol	APAC	SWW	TTEC	WSTC	SRT	ICTG	CVG
      There can be no assurance that the Company’s stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to the future stock performance.
      The information contained in the Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
      The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2007 Annual Meeting of Shareholders is December 21, 2006. Pursuant to the Company’s Bylaws, only shareholder proposals submitted on or prior to such date may be brought before the meeting.
OTHER MATTERS
      Management knows of no matter to be brought before the Annual Meeting, which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by Proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

By Order of the Board of Directors,

James T. Holder
Secretary

APPENDIX A
SYKES ENTERPRISES, INCORPORATED
2001 EQUITY INCENTIVE PLAN
(Effective as of April 26, 2001)
Section 1. PURPOSE AND DEFINITIONS
          (a) Purpose. This Plan, known as the “Sykes Enterprises, Incorporated 2001 Equity Incentive Plan”, is intended to provide incentives to certain employees of and certain non-employees who provide services to Sykes Enterprises, Incorporated and its subsidiaries, in order to encourage them to remain in the employ of or to faithfully provide services to the Company and its subsidiaries and to increase their interest in the Company’s success. It is intended that this purpose be effected through awards or grants of stock options, stock appreciation rights, and various other rights with respect to shares of the Company’s common stock, as provided herein, to such eligible persons.
          (b) Definitions. The following terms shall have the following respective meanings unless the context requires otherwise:
                (1) The term “Administrator” shall mean the Stock Option Committee of the Board or such other committee, individual or individuals appointed or delegated authority pursuant to Section 2 to administer the Plan.
                (2) The term “Affiliate” or “Affiliates” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
                (3) The term “Beneficial Owner” shall mean beneficial owner as defined in Rule 13d-3 under the Exchange Act.
                (4) The term “Board” shall mean the Board of Directors of Sykes Enterprises, Incorporated.
                (5) The term “Change in Control” shall mean (i) the adoption of a plan of reorganization, merger, share exchange or consolidation of the Company with one or more other corporations or other entities as a result of which the holders of the Stock as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity; (ii) the adoption of a plan of liquidation or the approval of the dissolution of the Company; (iii) the approval by the Board of an agreement providing for the sale or transfer (other than as a security for obligations of the Company or any Subsidiary) of substantially all of the assets of the Company, other than a sale or transfer to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or (iv) the acquisition of more than fifty percent (50%) of the outstanding Stock by any person within the meaning of Rule 13(d)(3) under the Exchange

Act, if such acquisition is not preceded by a prior expression of approval by the Board, provided that the term “person” shall not include (A) the Company or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company.
                (6) The term “Code” shall mean the Internal Revenue Code of 1986, or any successor thereto, as the same may be amended and in effect from time to time.
                (7) The term “Company” shall mean Sykes Enterprises, Incorporated.
                (8) The term “Employee” shall mean a person who is employed by the Company or any Subsidiary, including an officer or director of the Company or any Subsidiary who is also an employee of the Company or any Subsidiary.
                (9) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same may be amended and in effect from time to time.
                (10) The term “Fair Market Value” shall mean, with respect to a share of Stock, if the Stock is then listed and traded on a registered national or regional securities exchange, or quoted on The National Association of Securities Dealers’ Automated Quotation System (including The Nasdaq Stock Market’s National Market), the average closing price of a share of Stock on such exchange or quotation system for the five trading days immediately preceding the date of grant of an Option or Stock Appreciation Right, or, if Fair Market Value is used herein in connection with any event other than the grant of an Option or Stock Appreciation Right, then such average closing price for the five trading days immediately preceding the date of such event. If the Stock is not traded on a registered securities exchange or quoted in such a quotation system, the Administrator shall determine the Fair Market Value of a share of Stock.
                (11) The term “Incentive Stock Option” means an option granted under this Plan and which is an incentive stock option within the meaning of section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute.
                (12) The term “Option” or “Options” shall mean the option to purchase Stock in accordance with Section 4 on such terms and conditions as may be prescribed by the Administrator, whether or not such option is an Incentive Stock Option.
                (13) The term “Other Stock-Based Awards” shall mean awards of Stock or other rights made in accordance with Section 5 on such terms and conditions as may be prescribed by the Administrator.
                (14) The term “Participant” shall mean an Employee or non-employee who has been designated for participation in the Plan.

                (15) The term “Performance Goals” shall mean one or more business criteria based on individual, business unit, group, Company or other performance criteria selected by the Administrator.
                (16) The term “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
                (17) The term “Plan” shall mean the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan, as the same may be amended and in effect from time to time.
                (18) The term “Plan Awards” or “Awards” shall mean awards or grants of stock Options and various other rights with respect to shares of Stock.
                (19) The term “Stock Appreciation Right” shall mean the right to receive, without payment to the Company, an amount of cash or Stock as determined in accordance with Section 4, based on the amount by which the Fair Market Value of a share of Stock on the relevant valuation date exceeds the grant price.
                (20) The term “Stock” shall mean shares of the Company’s common stock, par value $.01 per share.
                (21) The term “Subsidiary” shall mean any “subsidiary corporation” within the meaning of Section 424(f) of the Code.
                (22) The term “Ten Percent Stockholder” shall mean an individual who owns stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations within the meaning of Code section 422.
Section 2. ADMINISTRATION
     The Plan shall be administered by the Stock Option Committee of the Board, or by any other committee appointed by the Board that shall consist of not fewer than two members of the Board, each of whom shall qualify (at the time of appointment to the committee and during all periods of service on the committee) in all respects as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an outside director as defined in Section 162(m) of the Code the regulations thereunder. The Administrator shall administer the Plan and perform such other functions as are assigned to it under the Plan. The Administrator is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the Plan and the

Plan Awards as it may deem necessary or advisable, in each case in its sole discretion. The Administrator’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not they are similarly situated. Any authority granted to the Administrator may also be exercised by the Board. To the extent that any permitted action taken by the Board conflicts with any action taken by the Administrator, the Board action shall control. To the extent permitted by applicable law, the Administrator may delegate any or all of its powers or duties under the Plan, including, but not limited to, its authority to make awards under the Plan to grant waivers pursuant to Section 7, to such person or persons as it shall appoint, pursuant to such conditions or limitations as the Administrator may establish; provided, however, that the Administrator shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 13(b). To the extent of any such delegation, the term “Administrator” when used herein shall mean and include any such delegate.
Section 3. STOCK AVAILABLE FOR PLAN AWARDS
          (a) Stock Subject to Plan. The Stock to be subject to or related to Plan Awards may be either authorized and unissued shares or shares held in the treasury of the Company. The maximum number of shares of Stock with respect to which Plan Awards may be granted under the Plan, subject to adjustment in accordance with the provisions of Section 10, shall be 7,000,000.
          (b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3 shall be reduced by, (1) the maximum number of shares of Stock subject to issuance upon exercise of outstanding Options or outstanding Stock Appreciation Rights granted under this Plan, and (2) the maximum number of shares of Stock related to outstanding Other Stock-Based Awards granted under this Plan, as determined by the Administrator in each case as of the dates on which such Plan Awards were granted.
          (c) Terminated, Expired or Forfeited Plan Awards. The shares involved in the unexercised or undistributed portion of any terminated, expired or forfeited Plan Award shall be made available for further Plan Awards.
          (d) Limit on Individual Awards. Except as otherwise determined by the Administrator, no Participant shall, in any calendar year, be granted any Options, Stock Appreciation Rights, or Other Stock-Based Awards pursuant to which such Participant may acquire more than 100,000 shares of Stock in the aggregate, subject to adjustment as provided in Section 10 of this Plan.

Section 4. OPTIONS AND STOCK APPRECIATION RIGHTS
          (a) Grant of Options.
                (1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Options to such Employees and non-employees as the Administrator may select, subject to the provisions of this Section 4 and Section 3. Subject to any limitations set forth in the Plan, the Administrator shall have complete discretion in determining: (a) the eligible individuals to be granted an Option; (b) the number of shares of Stock to be subject to the Option; (c) whether the Option is to be an Incentive Stock Option or a nonqualified stock option; provided that, Incentive Stock Options may be granted only to Employees of the Company or a Subsidiary; and (d) any other terms and conditions of the Option as determined by the Administrator in its sole discretion.
                (2) Unless otherwise determined by the Administrator, Incentive Stock Options: (a) will be exercisable at a purchase price per share of not less than One Hundred percent (100%) (or, in the case of a Ten Percent Stockholder, one hundred and ten percent (110%)) of the Fair Market Value of the Stock on the date of grant; (b) will be exercisable over not more than ten (10) years (or, in the case of a Ten Percent Stockholder, five (5) years) after the date of grant; (c) will terminate not later than three (3) months after the Participant’s termination of employment for any reason other than disability or death; (d) will terminate not later than twelve (12) months after the Participant’s termination of employment as a result of a disability (within the meaning of Code section 424); and (e) will comply in all other respects with the provisions of Code section 422.
                (3) Nonqualified stock options will be exercisable at purchase prices of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant, unless otherwise determined by the Administrator. Nonqualified stock options will be exercisable during such periods or on such date as determined by the Administrator and shall terminate at such time as the Administrator shall determine. Nonqualified stock options shall be subject to such terms and conditions as are determined by the Administrator; provided that any Option granted to a Section 162(m) Participant shall either have a purchase price of not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant or be subject to the attainment of such Performance Goals as are established by the Administrator, unless otherwise determined by the Administrator.
                (4) Each award agreement evidencing an Incentive Stock Option shall provide that, to the extent that the aggregate Fair Market Value of Stock (as determined on the date of the option grant) that may be purchased by a Participant for the first time during any calendar year pursuant Incentive Stock Options granted under the Plan or any other plan of the Company or its Subsidiaries exceeds $100,000, then such option as to the excess shall be treated as a nonqualified stock option. This limitation shall be applied by taking stock options into account in the order in which they were granted.

          (b) Grant of Stock Appreciation Rights.
                (1) The Administrator, at any time and from time to time while the Plan is in effect, may grant Stock Appreciation Rights to such Employees and non-employees as it may select, subject to the provisions of this Section 4 and Section 3. Each Stock Appreciation Right may relate to all or a portion of a specific Option granted under the Plan and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of such Option (a “Tandem SAR”), or may be granted independently of any Option, as determined by the Administrator. If the Stock Appreciation Right is granted independently of an Option, the grant price of such right shall be the Fair Market Value of Stock on the date of grant of such Stock Appreciation Right; provided, however, that the Administrator may, in its discretion, fix a grant price in excess of the Fair Market Value of Stock on such grant date.
                (2) Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, either (A) that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the grant price (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date; or (B) cash in an amount determined by multiplying (i) the total number of shares of Stock subject to the Stock Appreciation Right being exercised by the Participant, by (ii) the amount of the Spread; or (C) a combination of shares of Stock and cash, in amounts determined as set forth in clauses (A) and (B) above, as determined by the Administrator in its sole discretion; provided, however, that, in the case of a Tandem SAR, the total number of shares which may be received upon exercise of a Stock Appreciation Right for Stock shall not exceed the total number of shares subject to the related Option or portion thereof, and the total amount of cash which may be received upon exercise of a Stock Appreciation Right for cash shall not exceed the Fair Market Value on the date of exercise of the total number of shares subject to the related Option or portion thereof.
          (c) Terms and Conditions.
                (1) Each Option and Stock Appreciation Right granted under the Plan shall be exercisable on such date or dates, during such period, for such number of shares and subject to such further conditions, including but not limited to the attainment of Performance Goals, as shall be determined by the Administrator in its sole discretion and set forth in the provisions of the award agreement with respect to such Option and Stock Appreciation Right; provided, however, that a Tandem SAR shall not be exercisable prior to or later than the time the related Option could be exercised; and provided, further, that in any event no Option or Stock Appreciation Right shall be exercised beyond ten (10) years from the date of grant.
                (2) The Administrator may impose such conditions as it may deem appropriate upon the exercise of an Option or a Stock Appreciation Right, including, without limitation, a condition that the Option or Stock Appreciation Right may be exercised only in accordance with rules and regulations adopted by the Administrator from time to time and consistent with the Plan.

                (3) With respect to Options issued with Tandem SARs, the right of a Participant to exercise the Tandem SAR shall be cancelled if and to the extent the related Option is exercised, and the right of a Participant to exercise an Option shall be cancelled if and to the extent that shares covered by such Option are used to calculate shares or cash received upon exercise of the Tandem SAR.
                (4) If any fractional share of Stock would otherwise be issued to a Participant upon the exercise of an Option or Stock Appreciation Right, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.
          (d) Award Agreement. Each Option and Stock Appreciation Right shall be evidenced by an award agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve.
          (e) Payment for Option Shares.
                (1) Payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in such manner as is provided in the applicable award agreement.
                (2) Any payment for shares of Stock purchased upon exercise of an Option granted hereunder shall be made in cash. Notwithstanding the foregoing, if permitted by the Award Agreement or otherwise permitted by the Administrator, the payment may be made by delivery of shares of Stock beneficially owned by the Participant, or attestation by the Participant to the ownership of a sufficient number of shares of Stock, or by a combination of cash and Stock, at the election of the Participant; provided, however, that any shares of Stock so delivered or attested shall have been beneficially owned by the Participant for a period of not less than six (6) months prior to the date of exercise. Any such shares of Stock so delivered or attested shall be valued at their Fair Market Value on the date of such exercise. The Administrator shall determine whether and if so the extent to which actual delivery of share certificates to the Company shall be required. The Administrator also may authorize payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Stock may be issued directly to the Participant’s broker upon receipt of the Option purchase price in cash directly to the broker.
                (3) To the extent that the payment of the exercise price for the Stock purchased pursuant to the exercise of an Option is made with shares of Stock as provided in this Section 4(e)(2), then, at the discretion of the Administrator, the Participant may be granted a replacement Option under the Plan to purchase a number of shares of Stock equal to the number of shares tendered or attested to as permitted in Section 4(e)(2) hereof, with an exercise price per share equal to the Fair Market Value on the date of grant of such replacement Option and with a term extending to the expiration date of the original Option.

Section 5. STOCK AND OTHER STOCK-BASED AND COMBINATION AWARDS
          (a) Grants of Other Stock-Based Awards. The Administrator, at any time and from time to time while the Plan is in effect, may grant Other Stock-Based Awards to such Employees or non-employees as it may select. Such Plan Awards pursuant to which Stock is or may in the future be acquired, or Plan Awards valued or determined in whole or part by reference to or otherwise based on Stock, may include, but are not limited to, awards of restricted Stock or Plan Awards denominated in the form of “stock units”, grants of so-called “phantom stock” and options containing terms or provisions differing in whole or in part from Options granted pursuant to Section 4. Other Stock-Based Awards may be granted either alone, in addition to, in tandem with or as an alternative to any other kind of Plan Award, grant or benefit granted under the Plan or under any other employee plan of the Company or Subsidiary, including a plan of any acquired entity. Each Other Stock-Based Award shall be evidenced by an award agreement in such form as the Administrator may determine.
          (b) Terms and Conditions. Subject to the provisions of the Plan, the Administrator shall have the authority to determine the time or times at which Other Stock-Based Awards shall be made, the number of shares of Stock or stock units and the like to be granted or covered pursuant to such Plan Awards (subject to the provisions of Section 3) and all other terms and conditions of such Plan Awards, including, but not limited to, whether such Plan Awards shall be subject to the attainment of Performance Goals, and whether such Plan Awards shall be payable or paid in cash, Stock or otherwise.
          (c) Consideration for Other Stock-Based Awards. In the discretion of the Administrator, any Other Stock-Based Award may be granted as a Stock bonus for no consideration other than services rendered.
          (d) Dividend Equivalents on Plan Awards.
                (1) The Administrator may determine that a Participant to whom an Other Stock-Based Award is granted shall be entitled to receive payment of the same amount of cash that such Participant would have received as cash dividends if, on each record date during the performance or restriction period relating to such Plan Award, such Participant had been the holder of record of a number of shares of Stock subject to the Award (as adjusted pursuant to Section 10). Any such payment may be made at the same time as a dividend is paid or may be deferred until such later date as is determined by the Administrator in its sole discretion. Such cash payments are hereinafter called “dividend equivalents”.
                (2) Notwithstanding the provisions of subsection (d)(1), the Administrator may determine that, in lieu of receiving all or any portion of any such dividend equivalent in cash, a Participant shall receive an award of whole shares of Stock having a Fair Market Value approximately equal to the portion of such dividend equivalent that was not paid in cash. Certificates for shares of Stock so awarded may be issued as of the payment date for the related cash dividend or may be deferred until a later date, and the shares of Stock covered thereby may be subject to the terms and conditions of the Plan Award to which it relates (including but not limited to the attainment of any Performance Goals) and the terms and conditions of the Plan, all as determined by the Administrator in its sole discretion.

Section 6. AWARDS TO PARTICIPANTS OUTSIDE OF THE UNITED STATES
     In order to facilitate the granting of Plan Awards to Participants who are foreign nationals or who reside or work outside of the United States of America, the Administrator may provide for such special terms and conditions, including without limitation substitutes for Plan Awards, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such substitutes for Plan Awards may include a requirement that the Participant receive cash, in such amount as the Administrator may determine in its sole discretion, in lieu of any Plan Award or share of Stock that would otherwise have been granted to or delivered to such Participant under the Plan. The Administrator may approve any supplements to, or amendments, restatements or alternative versions of the Plan as it may consider necessary or appropriate for purposes of this Section 6 without thereby affecting the terms of the Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such documents as having been approved and adopted pursuant to properly delegated authority; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provision that is inconsistent with the terms of the Plan as then in effect. Participants subject to the laws of a foreign jurisdiction may request copies of, or the right to view, any materials that are required to be provided by the Company pursuant to the laws of such jurisdiction.
Section 7. PAYMENT OF PLAN AWARDS AND CONDITIONS THEREON
          (a) Issuance of Shares. Certificates for shares of Stock issuable pursuant to a Plan Award shall be issued to and registered in the name of the Participant who received such Award. The Administrator may require that such certificates bear such restrictive legend as the Administrator may specify and be held by the Company in escrow or otherwise pursuant to any form of agreement or instrument that the Administrator may specify. If the Administrator has determined that deferred dividend equivalents shall be payable to a Participant with respect to any Plan Award pursuant to Section 5(d), then concurrently with the issuance of such certificates, the Company shall deliver to such Participant a cash payment or additional shares of Stock in settlement of such dividend equivalents.
          (b) Substitution of Shares. Notwithstanding the provisions of this subsection (b) or any other provision of the Plan, the Administrator may specify that a Participant’s Plan Award shall not be represented by certificates for shares of Stock but shall be represented by rights approximately equivalent (as determined by the Administrator) to the rights that such Participant would have received if certificates for shares of Stock had been issued in the name of such Participant in accordance with subsection (a) (such rights being called “Stock Equivalents”). Subject to the provisions of Section 10 and the other terms and provisions of the Plan, if the Administrator shall so determine, each Participant who holds Stock Equivalents shall be entitled to receive the same amount of cash that such Participant would have received as dividends if certificates for shares of Stock had been issued in the name of such Participant pursuant to subsection (a) covering the number of shares equal to the number of shares to which such Stock Equivalents relate. Notwithstanding any other provision of the Plan to the contrary, the Stock Equivalents may, at the option of the Administrator, be converted into an equivalent number of shares of Stock or, upon the expiration of any restriction period imposed on such Stock Equivalents, into cash, under such circumstances and in such manner as the Administrator may determine.
          (c) Effect of Competitive Activity. Anything contained in the Plan to the contrary notwithstanding, if the employment of any Participant shall terminate, for any reason other than death, while any Plan Award granted to such Participant is outstanding hereunder, and such Participant has not yet received the Stock covered by such Plan Award or otherwise received the full benefit of such Plan Award, such Participant, if otherwise entitled thereto, shall receive such Stock or benefit only if, during the entire period from the date of such Participant’s termination to the date of such receipt, such Participant shall have (1) made himself or herself available, upon request, at reasonable times and upon a reasonable basis, to consult with, supply information to and otherwise cooperate with the Company or any Subsidiary with respect to any matter that shall have been handled by him or her or under his or her supervision while he or she was in the employ of the Company or of any Subsidiary, and (2) refrained from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary. In the event of a Participant’s failure to comply with any condition set forth in this subsection (c), such Participant’s rights under any Plan Award shall be forfeited and cancelled forthwith; provided, however, that the failure to comply with such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived by the Administrator upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.
          (d) Effect of Adverse Conduct. Anything contained in the Plan to the contrary notwithstanding, all rights of a Participant under any Plan Award shall cease on and as of the date on which it has been determined by the Administrator that such Participant at any time (whether before or subsequent to termination of such Participant’s employment) acted in a manner Adverse to the best interests of the Company, any Subsidiary or Affiliate thereof.
          (e) Tax and Other Withholding. Prior to any distribution of cash, Stock or any other benefit available under a Plan Award (including payments under Section 5(d) and Section 7(b)) to any Participant, appropriate arrangements (consistent with the Plan and any rules adopted hereunder) shall be made for the payment of any taxes and other amounts required to be withheld by federal, state or local law.
          (f) Substitution. The Administrator, in its sole discretion, may substitute a Plan Award for another Plan Award or Plan Awards of the same or different type.
Section 8. NON-TRANSFERABILITY OF PLAN AWARDS
          (a) Restrictions on Transfer of Awards. Plan Awards shall not be assignable or transferable by the Participant other than by will or by the laws of descent and distribution except that the Participant may, with the consent of the Administrator, transfer without consideration Plan Awards that do not constitute Incentive Stock Options to the Participant’s spouse, children or grandchildren (or to one or more trusts for the benefit of any such family members or to one or more partnerships in which any such family members are the only partners).
          (b) Attachment and Levy. No Plan Award shall be subject, in whole or in part, to attachment, execution or levy of any kind, and any purported transfer in violation hereof shall be null and void. Without limiting the generality of the foregoing, no domestic relations order purporting to authorize a transfer of a Plan Award, or to grant to any person other than the Participant the authority to exercise or otherwise act with respect to a Plan Award, shall be recognized as valid.
Section 9. DESIGNATION OF BENEFICIARIES
     Anything contained in the Plan to the contrary notwithstanding, a Participant may file with the Company a written designation of a beneficiary or beneficiaries under the Plan, subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Administrator from time to time may prescribe. A Participant may from time to time revoke or change any such designation of beneficiary. Any designation of a beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Administrator shall be in doubt as to the entitlement of any such beneficiary to receive any Option, Stock Appreciation Right or Other Stock-Based Award, or if applicable law requires the Company to do so, the Administrator may recognize only the legal representative of such Participant, in which case the Company and the Administrator shall not be under any further liability to anyone. In the event of the death of any Participant, the term “Participant” as used in the Plan shall thereafter be deemed to refer to the beneficiary designated pursuant to this Section 9 or, if no such designation is in effect, the executor or administrator of the estate of such Participant, unless the context otherwise requires.
Section 10. MERGER, CONSOLIDATION, STOCK DIVIDENDS, ETC.
          (a) Adjustments. In the event of any merger, consolidation, reorganization, stock split, stock dividend or other event affecting Stock, an appropriate adjustment shall be made in the total number of shares available for Plan Awards and in all other provisions of the Plan that include a reference to a number of shares, and in the numbers of shares covered by, and other terms and provisions (including but not limited to the grant or exercise price of any Plan Award) of outstanding Plan Awards.
          (b) Administrator Determinations. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to a Plan Award.

Section 11. ACCELERATION OF PAYMENT OR MODIFICATION OF PLAN AWARDS
          (a) Acceleration and Modification. The Administrator, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Administrator may determine in its sole discretion.
          (b) Change in Control. Notwithstanding any other provision of the Plan, unless the Administrator determines otherwise at the time of grant, upon the occurrence of a Change in Control, (1) any Plan Awards outstanding as of the date of such Change in Control, and that are not then vested, shall become fully vested, and (2) any restrictions or other conditions applicable to any outstanding Awards shall lapse, and such Plan Awards shall become free of all restrictions and conditions. Notwithstanding the foregoing, if a successor corporation or other entity as contemplated in clause (i) or (ii) of Section 1(b)(5) hereof agrees to assume the outstanding Plan Awards or to substitute substantially equivalent awards, then the outstanding Plan Awards issued hereunder shall not be immediately exercisable, but shall remain exercisable in accordance with the terms of the Plan and the applicable award agreements.
Section 12. RIGHTS AS A STOCKHOLDER
     A Participant shall not have any rights as a stockholder with respect to any share covered by any Plan Award until such Participant shall have become the holder of record of such share.
Section 13. TERM, AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN AND AGREEMENTS
          (a) Term. Unless terminated earlier pursuant to subsection (b), the Plan shall terminate on the tenth (10th) anniversary of the effective date of the Plan.
          (b) Amendment, Modification and Termination of Plan. The Board may, at any time, amend or modify the Plan or any outstanding Plan Award, including without limitation, to authorize the Administrator to make Plan Awards payable in other securities or other forms of property of a kind to be determined by the Administrator, and such other amendments as may be necessary or desirable to implement such Plan Awards, and may terminate the Plan or any provision thereof; provided, however, that no amendment shall be made without the approval of the stockholders of the Company if such approval would be required by the Code. Subject to the provisions of subsection (c), the Administrator may, at any time and from time to time, amend or modify any outstanding Plan Award to the extent not inconsistent with the terms of the Plan.
          (c) Limitation. Subject to the provisions of subsection (e), no amendment to or termination of the Plan or any provision hereof, and no amendment or cancellation of any outstanding Plan Award, by the Board, the Administrator or the stockholders of the Company, shall, without the written consent of the affected Participant, adversely affect any outstanding Plan Award.

          (d) Survival. The Administrator’s authority to act with respect to any outstanding Plan Award and the Board’s authority to amend the Plan shall survive termination of the Plan.
          (e) Amendment for Changes in Law. Notwithstanding the foregoing provisions, the Board and Administrator shall have the authority to amend outstanding Plan Awards and the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Plan Awards that qualify for beneficial treatment under such rules, without stockholder approval (unless otherwise required by law or the applicable rules of any securities exchange on which the Stock is then traded) and without Participant consent.
Section 14. INDEMNIFICATION AND EXCULPATION
          (a) Indemnification. Each person who is or shall have been a member of the Board and the Administrator shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be or become a party or in which such person may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof (with the Company’s written approval) or paid by such person in satisfaction of a judgment in any such action, suit or proceeding, except a judgment in favor of the Company based upon a finding of such person’s lack of good faith; subject, however, to the condition that, upon the institution of any claim, action, suit or proceeding against such person, such person shall in writing give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify or hold such person harmless.
          (b) Exculpation. Each member of the Board and the Administrator, and each officer and employee of the Company, shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than such person. In no event shall any person who is or shall have been a member of the Board, or the Administrator, or an officer or employee of the Company, be held liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including the furnishing of information) taken or any failure to act, if in good faith.
Section 15. EXPENSES OF PLAN
     The entire expense of offering and administering the Plan shall be borne by the Company and its participating Subsidiaries; provided, that the costs and expenses associated with the redemption or exercise of any Plan Award, including but not limited to commissions charged by any agent of the Company, may be charged to the Participants.
Section 16. FINALITY OF DETERMINATIONS
     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board or the Administrator shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Company, its Subsidiaries, the stockholders, the Administrator, the directors, officers, and employees of the Company and its Subsidiaries, the Participants, and their respective successors in interest.
Section 17. NO RIGHTS TO CONTINUED EMPLOYMENT OR TO PLAN AWARD
          (a) No Right to Employment. Nothing contained in this Plan, or in any booklet or document describing or referring to the Plan, shall be deemed to confer on any Participant the right to continue as an employee of the Company or any Subsidiary, whether for the duration of any performance period, restriction period, or vesting period under a Plan Award, or otherwise, or affect the right of the Company or Subsidiary to terminate the employment of any Participant for any reason.
          (b) No Right to Award. No Employee or other person shall have any claim or right to be granted a Plan Award under the Plan. Receipt of an Award under the Plan shall not give a Participant or any other person any right to receive any other Plan Award under the Plan. A Participant shall have no rights in any Plan Award, except as set forth herein and in the applicable award agreement.
Section 18. GOVERNING LAW AND CONSTRUCTION
     The Plan and all actions taken hereunder shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws. Titles and headings to Sections are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of the Plan.
Section 19. SECURITIES AND STOCK EXCHANGE REQUIREMENTS
          (a) Restrictions on Resale. Notwithstanding any other provision of the Plan, no person who acquires Stock pursuant to the Plan may, during any period of time that such person is an affiliate of the Company (within the meaning of the rules and regulations of the Securities Exchange Commission), sell or otherwise transfer such Stock, unless such offer and sale or transfer is made (1) pursuant to an effective registration statement under the Securities Act of 1933 (“1933 Act”), which is current and includes the Stock to be sold, or (2) pursuant to an appropriate exemption from the registration requirements of the 1933 Act, such as that set forth in Rule 144 promulgated pursuant thereto.

          (b) Registration, Listing and Qualification of Shares of Common Stock. Notwithstanding any other provision of the Plan, if at any time the Administrator shall determine that the registration, listing or qualification of the Stock covered by a Plan Award upon any securities exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Plan Award or the purchase or receipt of Stock in connection therewith, no Stock may be purchased, delivered or received pursuant to such Plan Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Administrator. Any person receiving or purchasing Stock pursuant to a Plan Award shall make such representations and agreements and furnish such information as the Administrator may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Stock under the Plan prior to the Administrator’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement.

FIRST AMENDMENT TO
SYKES ENTERPRISES, INCORPORATED
2001 EQUITY INCENTIVE PLAN
     Pursuant to the authority reserved to the Board of Directors in Section 13(b) of the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan (the “Plan”) the Company hereby amends the Plan in the following respects:
     1. Section 1 of the Plan is amended by revising Subsection 1(b)(15), defining the term “Performance Goals”, to read as follows in its entirety:
     (15) “Performance Goals” shall mean the achievement of performance objectives established by the Compensation Committee of the Board of Directors pursuant to this Plan for Employees who have received grants with performance-vesting. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Compensation Committee in establishing performance objectives: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index of companies of a similar capitalization or in similar industries; (3) net income; (4) annual or quarterly sales or net sales; (5) annual revenues; (6) pretax earnings; (7) earnings before interest expense, taxes, depreciation and amortization; (8) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (9) operating margin; (10) earnings per share; (11) return on equity; (12) return on capital; (13) return on investment; (14) operating earnings; (15) working capital or inventory; or (16) ratio of debt to stockholders’ equity. One or more of the foregoing business criteria described in subparagraphs (1) through (16) shall be exclusively used in establishing performance objectives for grants to executive officers that are intended to qualify as “performance-based compensation” under Code Section 162(m).
     2. Section 3 of the Plan, entitled “Stock Available for Plan Awards,” shall be amended by revising Subsection 3(b) to read as follows in its entirety:
     (b) Computation of Stock Available for Plan Awards. For the purpose of computing the total number of shares of Stock remaining available for Plan Awards under this Plan at any time while the Plan is in effect, the total number of shares determined to be available pursuant to subsections (a) and (c) of this Section 3 shall be determined by the Administrator pursuant to the following rules:
     (1) While an Award is outstanding, it shall be counted against the authorized pool of shares reserved for issuance under the Plan, regardless of its vested status.

     (2) The grant of an Option or Other Stock-Based Awards shall reduce the shares available for grant under the Plan by the number of shares subject to such Award.
     (3) The grant of a Tandem SAR (as defined in Section 4) shall not further reduce the number of shares available for grant in excess of the number of shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).
     (4) The grant of an SAR independent of an Option shall reduce the number of shares available for grant by the number of SARs granted.
     (5) The Committee shall in each case determine the appropriate number of shares to deduct from the authorized pool in connection with the grant of any Other Stock-Based Awards.
     (6) To the extent that an Award is settled in cash rather than in shares, the shares reserved for such Award shall not be deducted from the authorized Share pool.
     (7) To the extent shares are withheld from any Award by the Company to pay taxes applicable to any Award, such shares shall be deducted from the authorized Share pool.
     (8) Shares tendered by a participant to pay the exercise price of any Option or to satisfy tax-withholding obligations relating to any Award shall not be added to the authorized share pool.
     3. Section 3 of the Plan, entitled “Stock Available for Plan Awards,” shall be amended further by revising Subsection 3(d) to read as follows in its entirety:
     (d) Limit on Individual Awards. Except as otherwise determined by the Administrator as permitted by the last sentence of this Subsection 3(d), no Participant shall, in any calendar year, be granted any Options, SARs, or Other Stock-Based Awards pursuant to which such Participant may acquire more than 100,000 shares of Stock or SARs in the aggregate, subject to adjustment as provided in Section 10 of this Plan. The Administrator may, in its discretion, grant Options, SARs or Other Stock-Based Awards pursuant to which a Participant may acquire more than 100,000 shares of Stock or SARs, but, in such event, the shares of Stock or SARs acquired in excess of 100,000 shall not meet the exception for “performance-based compensation” under section 162(m)(4)(C) of the Code.
     4. Subsection (d) of Section 3 of the Plan, entitled “Stock Available for Plan Awards,” shall be amended further, subject to shareholder approval at the 2006 Annual Meeting of Shareholders, by increasing the maximum limit on the number of shares of stock or SARs which a Participant may acquire pursuant to Awards made in any calendar year from 100,000 to 200,000 shares of Stock or SARs in the aggregate, and replacing the number 100,000 by the number 200,000 each time it appears in such Subsection (d).
     5. Section 5 of the Plan, entitled “Stock and Other Stock-Based and Combination Awards,” is amended by adding the following new sentence to the end of Subsection 5(b):
The Administrator may, in its discretion, condition the vesting of any Other Stock-Based Award granted under the Plan on satisfaction of (i) any minimum period of continued employment with the Company by the Employee the Administrator determines to be appropriate (“service vesting”), (ii) satisfaction of any of one or more Performance Goals the Administrator determines to be appropriate (“performance vesting”), or (iii) any combination of service vesting and performance vesting requirements the Administrator determines appropriate.
     6. Section 5 of the Plan is further amended by adding the following as a new Subsection 5(e):
     (e) Performance Based Awards. The Administrator may, in its discretion, designate any Other Stock-Based Award to be granted to a Participant as a Performance-Based Award intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Code. Any such Other Stock-Based Award granted to a Participant under this Plan designated as a Performance-Based Award shall become vested or issuable to the Participant only upon the achievement of such Performance Goals as the Compensation Committee of the Board of Directors may specify in accordance with the following provisions:
     (1) Each such Performance-Based Award shall specify the number of shares to which it pertains.
     (2) The performance period with respect to each such Performance-Based Award shall be determined by the Compensation Committee on the date of grant.
     (3) For each Participant’s award, the Compensation Committee shall specify the Performance Goals that are to be achieved. These Performance Goals shall be selected by the Compensation Committee within the first ninety (90) days of the performance period.
     (4) Each Participant’s Performance-Based Award shall specify that the amount payable with respect thereto may not exceed a maximum specified by the Compensation Committee on the date of grant, or that the number of shares of Stock issued with respect thereto may not exceed the maximum specified by the Compensation Committee on the date of grant.

     (5) Each award shall specify the time and manner of payment of Performance-Based Awards that have been earned. No payment shall be made with respect to a Participant’s Performance-Based Award until (i) the end of the Performance Period and (ii) the Compensation Committee has certified in writing that the Performance Goals with respect to such Performance-Based Award have been met.
     (6) Any Performance-Based Award may specify that any such amount may be paid by the Corporation in the form of shares of Stock, or, in the Compensation Committee’s discretion, in cash, or any combination thereof, and may either grant to the Participant or reserve to the Compensation Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.
     (7) Any such shares or cash shall be delivered to the Participant no later than two and one-half (2-1/2) months after the date on which the Compensation Committee has confirmed that the Performance Goals for the Performance-Based Award were satisfied during the performance period.
     7. Section 11 of the Plan, entitled “Acceleration of Payment or Modification of Plan Awards,” is amended by revising Subsection 11(a) to read as follows in its entirety:
     (a) Acceleration and Modification. The Administrator, in the event of the death of a Participant or in any other circumstance, may accelerate distribution of any Plan Award in its entirety or in a reduced amount, in cash or in Stock, or modify any Plan Award, in each case on such basis and in such manner as the Administrator may determine in its sole discretion, provided that, effective on and after January 1, 2005, the Administrator shall not accelerate distribution of any Other Stock-Based Award that is determined to be deferred compensation under Section 409A of the Code.
     8. The Plan is further amended by adding the following new sentence to the end of Subsection 13(b):
Notwithstanding the preceding sentence, the Board shall not have the authority, unless shareholder approval is obtained, to reprice any Plan Award currently outstanding, either directly, by lowering the purchase price for a previously granted Option or Stock Appreciation Right award, or indirectly, by canceling outstanding Options or Stock Appreciation Rights and subsequently replacing or regranting such Options or Stock Appreciation Rights with a lower purchase price.
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     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to sign this First Amendment on its behalf this 29th day of March, 2006.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ James T. Holder
James T. Holder, Secretary

SYKES ENTERPRISES, INCORPORATED
DEFERRED COMPENSATION PLAN
     This Plan is established effective December 17, 1998, as an unfunded deferred compensation arrangement for a select group of management or highly compensated personnel and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Florida.
     ARTICLE I. Definitions.
          1.01 “Administrator” means Sykes, or such individual or individuals designated by the Chief Executive Officer of Sykes.
                “Board” means the Board of Directors of Sykes.
                “Change in Control” means (i) the date the majority of the Board has approved a definitive agreement to merge or consolidate Sykes with or into another corporation in which Sykes does not control the continuing or surviving corporation or (ii) the date the Board approves a definitive agreement to sell or otherwise dispose of substantially all the assets of Sykes.
                “Chief Executive Officer” means the Chief Executive Officer of Sykes or his designee.
                “Contingent Deferred Obligation” means the total amount of Sykes’ contingent liability for payment of deferred benefits under the Plan.
                “Deferred Compensation Account” means the account maintained for each Participant composed of deferred income and earnings thereon.
                “Disability” means mental or physical disability of at least six (6) months which prevents a Participant from engaging in the principal duties of his employment.
                “Fiscal Year” or “Year” (unless otherwise specified) means the twelve-month period ending on December 31.
                “Participant” means an employee of Sykes, or of a subsidiary, designated by the Chief Executive Officer for participation in the Plan, or a person who was such at the time of his retirement, death, disability or resignation and who retains, or whose beneficiaries obtain, benefits under the Plan in accordance with its terms.
                “Plan” means this Deferred Compensation Plan as it may be amended from time to time.

                “Retirement” means retirement at or after a Participant attains age sixty-five (65), or accepts an early retirement offer from Sykes.
                “Subsidiary” means a company of which Sykes owns, directly or indirectly, at least a majority of the shares having voting power in the election of directors.
                “Sykes” means Sykes Enterprises, Incorporated, a Florida corporation, and its corporate successors.
                “Valuation Date” means March 31, June 30, September 30 and December 31 of each year.
     ARTICLE II. Designation of Participants and Income Deferral.
          2.01 The Chief Executive Officer shall have the sole and exclusive discretion to designate Participants in the Plan from among the senior management and highly compensated personnel of Sykes. Such designation shall be made each year prior to the end of Sykes’ fiscal year.
          2.02 A designated employee may become eligible to participate in the Plan as of the first day of a calendar year and may defer income earned during such calendar year provided that prior to the beginning of the calendar year the Participant has made an election to defer all or a portion of his income on a form provided by the Plan for that purpose. Such election is irrevocable. Any amounts deferred under this provision will be subject to the provisions of this Deferred Compensation Plan regarding distribution of a Participant’s Deferred Compensation Account. An election made prior to a calendar year shall be binding for future calendar years unless and until the Participant changes or revokes the election prior to the beginning of a future calendar year.
          2.03 Compensation deferred by a Participant while he is a Participant in the Plan shall be deferred until such Participant’s retirement, termination, disability or death and in such event shall be paid out to the Participant or his beneficiary as hereinafter provided.
          2.04 In the event of a Change in Control, a Participant will be entitled to a distribution of the balance of his Deferred Compensation Account, notwithstanding the provisions of Section 2.03. For purposes of Section 4.01, a Participant will be treated as if he had retired as of the effective date of the Change in Control. In the event of a distribution of benefits as a result of a Change in Control, Sykes will increase the benefit by an amount sufficient to offset the income tax obligations created by the distribution of benefits.
          2.05 A Participant may elect to defer any amount of base compensation and bonus; provided, however, that a Participant may not defer any payroll advances, advance payments of bonuses, or any other similar advance of compensation.

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          2.06 Sykes will match a portion of amounts deferred by a Participant on a quarterly basis as follows: 50% match on salary deferred, up to a total match of $12,000.00 per year for senior vice presidents and $7,500.00 per year for vice presidents and other Participants. The total amount of the matching contribution made to this Plan will be made in the form of Sykes common stock, valued as of the last day of the quarter to which the matching contribution is applicable.
     ARTICLE III. Contingency Payments, Investments and Forfeitures.
          3.01 Sykes shall cause an account to be kept in the name of each Participant (the Deferred Compensation Account) established for this purpose. Such amounts deferred by a Participant shall be credited to the Participant’s Deferred Compensation Account on a pro rata basis after each payroll period during the Fiscal Year. Matching contributions will be made at the end of each quarter. Earnings on the deferred compensation and the matching contribution shall be credited to the Participant’s Deferred Compensation Account on a quarterly basis and statements reflecting the balance of each Participant’s Deferred Compensation Account shall be prepared on a quarterly basis as soon as is practicable after the end of each quarter. A Deferred Compensation Account shall be kept in the name of each Participant and each beneficiary of a deceased Participant which shall reflect the value of the deferred contingent benefits, or in the event that the Participant’s benefit has become vested as provided herein, the value of any vested benefits, payable to such Participant or beneficiary under the Plan.
(a)	Investment earnings on the deferred compensation and the matching contribution accounts maintained for each participant shall be credited at the end of each calendar quarter (3/31, 6/30, 9/30, and 12/31), in accordance with the following procedure:
(1)	Payments — The total amount of any payments made from the accounts since the last valuation date shall be subtracted from the account balance that existed at the beginning of the quarter.

(2)	Deferred Compensation Contributions — Fifty percent of any deferred compensation contributions made by the Participant since the last valuation date shall be added to the account balance that existed at the beginning of the quarter.

(3)	Net Gain or Loss — Each Participant’s Deferred Compensation Account shall be increased or decreased to reflect a proportionate share of the net increase or net decrease for each investment fund held in the Deferred Compensation Account, since the beginning of the quarter.

(4)	Deferred Compensation Contributions — The remaining fifty percent of any deferred compensation contributions made by the participant since the last valuation date shall be added to the account balance that existed at the beginning of the quarter.

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(5)	Matching Contributions — The entire amount of any matching contributions made by the Company shall be added to the account balance that existed at the beginning of the quarter.

(6)	Investment Transfers — The amount(s) necessary in order to effect an investment transfer requested by the participant shall be added to or subtracted from each investment fund as required. Such transfers shall be made as soon as is practicable.
          3.02 Until and except to the extent that deferred benefits hereunder are distributed to or vested in a Participant or beneficiary from time to time in accordance with the provisions of the Plan, the interest of each Participant and beneficiary therein is contingent only and is subject to forfeiture as provided in this Plan. Title to and beneficial ownership of any assets, whether cash or investments, which Sykes may set aside or earmark to meet its contingent deferred obligation hereunder, shall at all times remain in Sykes; and no Participant or beneficiary shall under any circumstances acquire any property interest and any specific assets of Sykes.
          3.03 Any such funds credited to the Deferred Compensation Account of a Participant shall be invested and reinvested in mutual funds, stocks, bonds, securities or any other assets that may be selected by the Administrator in its discretion, provided that it is the intention of the Board in establishing this Plan that the Administrator will select investment vehicles which are substantially identical to those investment vehicles provided under the Sykes 401(k) Savings Plan and Trust. In selecting investment vehicles, the Board may engage investment counsel, and may delegate to such counsel authority to recommend investment choices be made available for investment within the Plan. Any such service shall be charged as an expense of administering the Plan. Participants may request that the Administrator allocate deferred compensation among investment vehicles selected by the Administrator on a quarterly basis; and may request reallocation of amounts already deferred and earnings attributable thereto on the same basis.
          3.04 As a condition of participation in this Plan, the Participant agrees that on behalf of himself and his designated beneficiary to assume all risk in connection with any decrease in value of the funds which are invested and which continue to be invested in accordance with the provisions of this Plan.
     ARTICLE IV. Distribution of Benefits.
          4.01 The benefits to be distributed by the Plan (unless they are forfeited by the occurrence of any of the events of forfeiture specified in Section 4.04 below) are as follows: The normal form of benefit is a lump sum of amounts deferred by the Participant and earnings attributable thereto payable upon retirement or termination of employment.
(a)	With respect to the distribution of the Participant’s matching contribution, a Participant may elect a distribution of Sykes common stock in the Participant’s Deferred Compensation Account, or a distribution of the cash value of the Sykes common stock in the

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Participant’s Deferred compensation Account, valued as of the Valuation Date coincident with or next following the first anniversary date of the Participant’s last day of active employment. The distribution of any matching contribution made by Sykes and earnings attributable thereto will be paid as soon as administratively feasible twelve (12) months after retirement or termination of employment, subject to the provisions of this Section 4.01, and provided that the Participant maintains full compliance with the terms of any confidentiality or non-compete agreement to which he is subject.

(b)	In the event the Participant terminates employment (for reasons other than death, disability or retirement) without participating in the plan for three (3) years, the matching contributions and earnings attributable thereto will be forfeited. In the event that a Participant terminates employment after three (3) years, but less than six (6) years of participation in the Plan, the Participant shall forfeit 75% of the matching contribution and earnings thereon. In the event that a Participant terminates employment after six (6) years but less than ten (10) years of participation in the Plan, the Participant shall forfeit 50% of the matching contribution and earnings thereon. Forfeitures shall be deducted from the Participant’s account upon distribution of the vested account balance. Forfeitures shall be utilized to offset future matching contributions made by the Company.

(c)	In the event of death of the Participant while still an employee, a lump sum of both Participant’s deferrals and a lump sum cash value of the Sykes common stock (valued as of the Valuation Date coincident with or next following the date of the Participant’s death) constituting the matching contribution, will be paid to the Participant’s named beneficiary as soon as administratively feasible.

(d)	In the event of the Participant’s disability as defined in the Plan, both the Participant’s deferrals and the lump sum cash value of the Sykes common stock (valued as of the Valuation Date coincident with or next following the date of the Participant’s last day of active employment) constituting the matching contribution will be paid to the Participant in a lump sum as soon as administratively feasible.
          4.02 A Participant may, at the time of initial participation in the Plan, elect to receive benefits under the Plan in the event of retirement or disability in one hundred twenty (120) monthly installments of an amount equal to the fair market value of the assets in the Participant’s Deferred Compensation Account as of the effective date of his retirement or termination of employment due to disability. In the event that the Participant elects the distribution of benefits in monthly installments, the total amount payable to the Participant shall be appropriately increased or decreased as the case may be, but not more than semi-annually, to reflect the appreciation or depreciation in value and the net income or loss on the funds which remain invested in the Participant’s Deferred Compensation Account. If the Participant should die before the one hundred twenty (120) monthly installments are made, the unpaid balance will continue to be paid in installments for the unexpired portion due to the Participant’s designated beneficiary in the same manner as set forth above.

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          4.03 A Participant shall have the right to designate one or more beneficiaries who are to succeed to his contingent right to receive future payments under the Plan in the event of his death. In case of a failure to designate or the death of a designated beneficiary without a designated successor, distribution shall be made to the Participant’s estate. No designation of beneficiaries shall be valid unless in writing signed by the Participant, dated and filed with the Administrator. Beneficiaries may be changed without the consent of any prior beneficiaries.
          4.04 Notwithstanding anything herein contained to the contrary, no payment of any then unpaid distribution of Company matching contributions shall be made and all rights of the Participant, his designated beneficiary, executors or administrators, or any other person to receive payments of such matching contribution shall be forfeited if any of the following events shall occur:
(a)	The Participant is terminated for “Cause.” For the purposes of this Plan, the Company shall have “Cause” to terminate a Participant’s employment hereunder: (i) if the Participant engages in conduct which has caused or is reasonably likely to cause demonstrable and serious injury to Company; (ii) if the Participant is convicted of a felony as evidenced by a binding and final judgment, order, or decree of a court of competent jurisdiction; (iii) for the Participant’s neglect of his duties hereunder or the Participant’s refusal to perform his duties or responsibilities hereunder as determined by the Company’s Board of Directors in good faith; (iv) for the Participant’s chronic absenteeism; (v) for the Participant’s use of illegal drugs; (vi) for the Participant’s insobriety while performing his or her duties hereunder; or (vii) for any act of dishonesty, embezzlement or falsification of reports, records, or information submitted by the Participant to the Company.

(b)	The Participant enters into a business or employment which the Chief Executive Officer determines to be in violation of any non-compete agreement signed by the Participant in favor of Sykes or a subsidiary.
          4.05 The Administrator may at any time and from time to time order all or any part of the value of the contingent right of a Participant or beneficiary to receive future payments without forfeiture.
     ARTICLE V. General Provisions.
          5.01 Nothing contained in this Plan and no actions taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between Sykes and a Participant, his designated beneficiary or any other person. Any funds, which may be invested under the provisions of this Plan, shall continue for all purposes to be part of the general funds of Sykes and no person other than Sykes shall by virtue of the provisions of this Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from Sykes under this Plan, such right shall be no greater than the right of any unsecured general creditor of Sykes.

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          5.02 The right of a Participant or any other person to the payment of deferred compensation or other benefits under this Plan shall not be assigned, transferred, pledged or encumbered except by will or by the laws of descent and distribution.
          5.03 If the Administrator shall find that any person to whom any payment is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Administrator to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Administrator may determine. Any such payment shall be in a complete discharge of the liabilities of Sykes to the Participant or person under this Plan.
          5.04 Nothing contained in this Plan shall be construed as conferring upon a Participant the right to continue in the employ of Sykes as an Executive or in any other capacity.
          5.05 The Administrator shall have full power and authority to interpret, construe and administer this Plan; and the Administrator’s interpretations and construction thereof, and actions thereunder, including an valuation of a Deferred Compensation Account, or the amount or recipient of the payment to be made therefrom, shall be binding and conclusive upon all persons for all purposes. No member of the Board of Sykes shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan, unless attributable to his own willful misconduct or lack of good faith.
          5.06 This Plan shall be binding upon and inure to the benefit of Sykes, its successors and assigns, and the Participant and his heirs, executors, administrators and legal representatives.

SYKES ENTERPRISES, INCORPORATED
Margery Bass	By:	/s/ Margery Bass
Secretary of the Corporation

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FIRST AMENDMENT TO
SYKES ENTERPRISES, INCORPORATED
DEFERRED COMPENSATION PLAN
     The Sykes Enterprises, Incorporated Deferred Compensation Plan established effective as of December 17, 1998 (the “Plan”) is hereby amended as follows:
1. The definition of “Change in Control” in section 1.01 is revised to read as follows in its entirety:
    A “Change in Control” shall be deemed to occur upon either of the following events:
      (i) a majority of the members of the Board are replaced during any period of twelve (12) consecutive months (disregarding any changes occurring solely as a result of the replacement of a deceased director or the replacement of any director who has voluntarily retired from the Board) and the appointments or elections of their successors are not endorsed by a majority of the Board prior to the date of such appointment or election; or
      (ii) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Sykes possessing 35 percent or more of the total voting power of the Sykes stock.
      This definition of “Change in Control” is intended to be interpreted consistently with the definition of the term in IRS Notice 2005-1 and any other guidance for the interpretation of Code Section 409A issued by the Internal Revenue Service.
2. A new definition of “Change in Control Event” is added in section 1.01 to read as follows in its entirety:
“Change in Control Event” means any event which constitutes a “Change in Control” of Sykes, as that term in defined in Section 409A of the Code and any Treasury Regulations promulgated under Code Section 409A from time to time.
3. The definition of “Disability” in section 1.01 is revised to read as follows in its entirety:
A Participant shall be deemed to have suffered a “Disability” for purposes of a distribution hereunder if he is unable to engage in any substantial gainful activity or receives benefits for at least three months under a Sykes disability plan as the result of a medically determinable physical or mental impairment that is expected to result in death or continue for at least 12 months.

4. Section 2.01 of the Plan is revised to read as follows in its entirety:
2.01 The Chief Executive Officer shall have the sole and exclusive discretion to designate Participants in the Plan from among the officers of Sykes who hold the offices currently designated by the titles of Director, Senior Director, Executive Director, Vice President, Senior Vice President and President. Additions and deletions from such list of officers designated as Participants shall be made semiannually each year prior to December 31 and June 30, with the additions and deletions to be effective as of the January 1 or July 1 which next follows.
5. Section 2.02 of the Plan is revised to read as follows in its entirety:
2.02 For any Fiscal Year other than the Fiscal Year in which a Participant first becomes entitled to participate in the Plan, a Participant may elect to defer compensation during such Fiscal Year as provided herein, with such election being made by the execution and delivery to the Administrator of a Participation Agreement, which shall become effective with respect to compensation payable more than six months after the delivery of the Participation Agreement to the Administrator, including compensation payable in all subsequent Fiscal Years unless such Participation Agreement shall be subsequently modified by the Participant upon not less than six months’ advance notice to the Administrator. Any modification shall be made through the execution and delivery of a subsequent Participation Agreement, which shall become effective six months after the delivery of the new Participation Agreement to the Administrator. In the event that, during the Fiscal Year in which an individual is first designated as an eligible Participant pursuant to Section 2.01, the Participant desires to make such an election, a Participation Agreement must be submitted to the Administrator no later than 30 days following the January 1 or July 1, whichever is applicable, on which such individual becomes designated as an eligible Participant. Any such election made in such Participation Agreement shall be effective only with regard to compensation earned following the date the Participation Agreement is submitted to the Administrator. If a newly eligible Participant does not submit a Participation Agreement within such period of time, such Participant will not be eligible to elect to defer compensation except in accordance with the first sentence of this Section 2.02. Any amounts deferred under this Plan will be subject to the provisions of this Deferred Compensation Plan regarding distribution of a Participant’s Deferred Compensation Account.
6. Section 2.04 of the Plan is amended to add the following sentence at the end thereof:
A Participant shall be deemed to have retired on the effective date of a Change in Control.
7. Section 2.06 of the Plan is revised to read as follows in its entirety:

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2.06 Sykes will match a portion of amounts deferred by Participants who hold the offices currently designated by the titles of Vice President, Senior Vice President and President on a quarterly basis as follows: 50% match on salary deferred, up to a total match of $12,000.00 per year for the President and Senior Vice Presidents and $7,500.00 per year for Vice Presidents. Participants who hold the offices currently designated by the titles of Executive Director, Senior Director and Director shall not be entitled to receive any matching funds. The total amount of the matching contribution made to this Plan will be made in the form of Sykes common stock, valued as of the last day of the calendar quarter for which the matching contribution is applicable.
8. The first paragraph of Section 4.01 of the Plan is revised to read as follows in its entirety:
4.01 The benefits to be distributed by the Plan (unless they are forfeited by the occurrence of any of the events of forfeiture specified in Section 4.04 below) are as follows: The normal form of benefit is a lump sum of amounts deferred by the Participant and earnings attributable thereto as soon as administratively feasible six (6) months after retirement or termination of employment. Under no circumstances, however, shall payment occur after the later of (a) the last day of the calendar year in which said six-month period ends or (b) the 15th day of the third calendar month following the date which is six months following the Participant’s retirement or termination of employment.
9. Paragraph (a) of Section 4.01 of the Plan is revised to read as follows in its entirety:
(a) With respect to the distribution of the Participant’s matching contribution, a distribution of Sykes common stock in the Participant’s Deferred Compensation Account and any earnings attributable thereto will be distributed as soon as administratively feasible six (6) months after retirement or termination of employment, subject to the provisions of this Section 4.01, and provided that the Participant maintains full compliance with the terms of any confidentiality or non-compete agreement to which he is subject.
10. Paragraph (b) of Section 4.01 of the Plan is revised to read as follows in its entirety, subject to shareholder approval at the 2006 Annual Meeting of Shareholders:
(b) In the event the Participant terminates employment (for reasons other than death, disability or retirement) without participating in the plan for three (3) years, the matching contributions and earnings attributable thereto will be forfeited. In the event that a Participant terminates employment after more than three (3) years but after less than five (5) years of participation in the Plan, the Participant shall forfeit 67% of the matching contribution and earnings thereon. In the event that a Participant terminates employment after more than five (5) years but after less than seven (7) years of participation in the Plan, the Participant shall forfeit 33%

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of the matching contribution and earnings thereon. Forfeitures shall be deducted from the Participant’s account upon distribution of the vested account balance. Forfeitures shall be utilized to offset future matching contributions made by Sykes.
11. Paragraph (c) of Section 4.01 of the Plan is revised to read as follows in its entirety:
      (c) In the event of death of the Participant while still an employee, a lump sum of Participant’s deferrals and total distribution of the shares of Sykes common stock constituting the matching contribution will be paid to the Participant’s named beneficiary as soon as administratively feasible.
12. Paragraph (d) of Section 4.01 of the Plan is revised to read as follows in its entirety:
      (d) In the event of the Participant’s Disability as defined herein, a lump sum of Participant’s deferrals and total distribution of the shares of Sykes common stock constituting the matching contribution will be paid to the Participant as soon as administratively feasible.
13. Section 4.02 of the is revised to read as follows in its entirety:
      4.02 A Participant may, at the time of initial participation in the Plan, elect to receive benefits under the Plan in the event of retirement or Disability in one hundred twenty (120) monthly installments of (a) an amount equal to the fair market value of the assets other than Sykes common stock held in the Participant’s Deferred Compensation Account as of the effective date of his retirement or termination of employment due to Disability and (b) the Sykes common stock held in such account. An election to receive installment payments in lieu of a lump sum shall not be effective until twelve (12) months after the delivery of the Participant’s election to the Administrator.
      For purposes of this section 4.02,
      (i) The total amount payable to the Participant representing the fair market value of the assets other than Sykes common stock shall be appropriately increased or decreased, as the case may be, but not more frequently than semi-annually, to reflect the appreciation or depreciation in value and the net income or loss on the funds which remain invested in the Participant’s Deferred Compensation Account.
      (ii) The shares of Sykes common stock shall be distributed in an equal number of whole shares each month, and any fractional shares that would otherwise be distributable to result in an equal distribution over said 120-month period shall be retained until the fractional shares, in the aggregate, constitute one

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whole share of Sykes stock, at which time said one share shall be distributed at the same time as a regularly scheduled monthly installment payment.
      (iii) If the Participant should die before the one hundred twenty (120) monthly installments are made, the unpaid balance and undistributed shares of Sykes stock will continue to be paid in installments for the remainder of the one hundred twenty (120) months to the Participant’s designated beneficiary in the same manner as set forth above.
14. Article V shall be amended by the addition of the following section which reads in its entirety as follows:
5.07 In no event shall any payments be made pursuant to the Plan that fail to satisfy the restrictions on acceleration of distributions imposed by section 409A of the Internal Revenue Code (including, but not limited to, any payments that would be made in the event of the termination of the Plan).
15. A new article shall be added to the Plan to read in its entirety as follows:
ARTICLE VI. AMENDMENT AND TERMINATION.
6.01 The Administrator may amend this Plan without the consent of any Participant as necessary to cause the Plan to continue to satisfy the requirements of Internal Revenue Code section 409A as the same may be amended from time to time.
6.02 Although Sykes anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that Sykes will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, Sykes reserves the right to discontinue its sponsorship of the Plan by action of the Board.
      No payment of any Participant’s benefits under the Plan may be accelerated as a result of the termination of the Plan unless:
(1) The Plan is terminated within the period of 30 days preceding or the 12 months following a Change in Control Event (as this term is defined in Treasury Regulation section 1.409A-2(g)(4));
(2) the Plan is terminated within 12 months of a corporate dissolution or is terminated with the approval of a bankruptcy court overseeing a bankruptcy of Sykes;
(3) Sykes terminates this Plan and all other similar deferred compensation arrangements that would be aggregated with the Plan under Treasury Regulation section 1.409A-1(c), provided that (a) any benefits payable as a result of the termination (other than benefits that would have

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been payable under the terms of the Plan without regard to the termination) are not paid until at least 12 months after the date of termination of the Plan, (b) all benefit payments under the Plan are completed within 24 months after the date of termination of the Plan, and (c) Sykes does not adopt a new or replacement deferred compensation plan within 5 years after the date of termination of the Plan.
     IN WITNESS WHEREOF, Sykes has caused its duly authorized officer to sign this First Amendment on its behalf this 29th day of March, 2006.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ James T. Holder
James T. Holder, Secretary

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SYKES ENTERPRISES, INCORPORATED
Annual Meeting of Shareholders, May 23, 2006
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     The undersigned shareholder of Sykes Enterprises, Incorporated (the “Company”) hereby appoints each of Charles E. Sykes, W. Michael Kipphut and James T. Holder, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company and at all adjournments thereof, to be held at the Tampa Marriott Waterside, 700 South Florida Avenue, Tampa, Florida, on Tuesday, May 23, 2006, at 9:00 a.m., Eastern Daylight Savings Time, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, AND FOR PROPOSALS 2, 3, 4 AND 5.
• DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED •
SYKES ENTERPRISES, INCORPORATED 2006 ANNUAL MEETING

1.	TO ELECT THREE DIRECTORS

(to serve for a term of three years)	1-Charles E. Sykes 2-William J. Meurer 3-Furman P. Bodenheimer.	☐	FOR all nominees listed to the left (except as specified below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left

To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.

2. To amend the 2001 Equity Incentive Plan to increase the maximum size of the awards that may be made in a calendar year.	☐ FOR ☐ AGAINST ☐ ABSTAIN

3. To approve the criteria used to make “performance-based awards” under the 2001 Equity Incentive Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN

4. To amend the Deferred Compensation Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN

5. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company.	☐ FOR ☐ AGAINST ☐ ABSTAIN

6.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting or any adjournments or postponements thereof.
PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE
EVEN IF YOU PLAN TO ATTEND THE MEETING.

☐ I plan to attend the Meeting.	☐ I do not plan to attend the Meeting.
The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.
Check appropriate box to indicate any changes to name or address below:  DATE:

  NO. OF SHARES:

     Address Change? ☐     Name Change? ☐

Name:	Signature of Shareholder
Address:	Signature of Shareholder

Please sign Proxy exactly as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, please give your full title as such.